UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2009

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income

Goldman Sachs Multi Sector Fixed Income Funds

■	GOLDMAN SACHS CORE FIXED INCOME FUND

■	GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

■	GOLDMAN SACHS GLOBAL INCOME FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	22
Financial Statements	58
Notes to Financial Statements	62
Financial Highlights	80
Report of Independent Registered Public Accounting Firm	86
Other Information	87

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

                                            Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

Since the conclusion of the reporting period ended March 31, 2009, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Funds’ portfolios within a research-intensive, risk-managed framework.

MARKET OVERVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

U.S. FIXED INCOME MARKET

During the 12-month reporting period ended March 31, 2009, the global financial crisis reached historic proportions, rapidly sending the U.S. economy into a serious recession despite an unprecedented response from policy makers. The fall of 2008 proved to be a turning point for the global financial markets. The U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (AIG) solvent, provided insurance for money market funds and passed the $700 billion Troubled Asset Relief Program (TARP), among many other measures. The Lehman Brothers bankruptcy filing, arguably the most pivotal event of the crisis, shook the financial markets to their core and led investors to an extreme flight to quality.

Data from every corner of the world suggested that economic growth was in freefall. With few exceptions, consumption, investment, income and profits declined rapidly and, in many cases, reached historically low levels. The economy contracted far more at the end of last year than initially anticipated, as fourth quarter 2008 Gross Domestic Product was revised downward to −6.3%, the worst quarterly reading since the 1982 recession. Employment, which tends to lag the overall growth trend, also deteriorated significantly. Through the end of the reporting period, non-farm payrolls had declined for 15 consecutive months, with total losses of over 3.3 million during the past five months alone. Not surprisingly, weakness persisted in the housing market, with the S&P/Case-Shiller 20-City Composite Home Price Index down nearly 30% from its 2006 peak through January 2009 and average home prices at similar levels to what they were in late 2003. Falling equity and home prices, tightening credit and high unemployment took a toll on the consumer. The Conference Board Consumer Confidence Index reached its lowest level in February 2009 since it began measuring this indicator in 1967. Meanwhile, inflationary pressures diminished significantly, with lower energy prices paving the way for a retrenchment in headline Consumer Price Index (CPI) numbers.

During the reporting period, the Federal Open Market Committee (“the Fed”) cut the target for the federal funds rate from 2.25% to a range of 0% to 0.25%. The cut marked the end of conventional easing, and the Fed subsequently moved forward with unconventional approaches to easing credit conditions. In late 2008, the New York Federal Reserve announced a program to purchase up to $500 billion in agency mortgage-backed securities over the following six months. This was later expanded to an astounding $1.25 trillion. In March 2009, the Fed also announced it would purchase up to $300 billion in Treasury debt over the following six months. Other announcements from the federal government included the $787 billion American Recovery and Reinvestment Act and the Homeowner Affordability and Stability Plan. The federal government also announced that it would start conducting stress tests of the largest U.S. banking organizations. It vowed to provide them with an extra cushion of support if it was determined that they have insufficient capital buffers to withstand the impact of an economic environment more challenging than currently anticipated. In the last month of the reporting period, Treasury Secretary Geithner unveiled the details of the Obama administration’s plan to cleanse banks’ balance sheets of hundreds of billions of dollars of legacy troubled assets.

MARKET OVERVIEW

The plan consists of two parts. The first is a “legacy loans” program to provide financing and capital to purchase loans off of banks’ books. The second is a securities program that features two separate sub-components: an expansion of the existing Term Asset-Backed Securities Lending Facility (TALF) to purchase a broader set of assets and the Public-Private Investment Fund (PPIF) to be managed by the private sector, with financing and some capital provided by the government.

Yields on U.S. government bonds fell significantly during the period as the negative feedback loop between the real economy and the financial system became more entrenched. The yield on the 3-month Treasury bill fell an astounding 111 basis points (1.11%) to end the period at 0.20%. Further out on the yield curve, or the spectrum of maturities, Treasury yields also declined, but to a lesser extent. The 10-year Treasury note, for example, ended the period at 2.66%, a 75 basis point (0.75%) decline from one year prior.

INTERNATIONAL FIXED INCOME MARKETS

The global economy slowed substantially during the 12-months ended March 31, 2009, as financial conditions deteriorated and both businesses and individuals reacted by cutting back on investments and consumption.

In the Eurozone, economic growth declined sharply due to a sudden drop in exports, declining capital expenditures and policymakers’ relatively muted response to the global crisis. Eurozone exports dropped significantly amid the broader collapse in global trade. For example, German manufacturing orders plunged a record 38% year-over-year as of February 2009. Business investment, which had helped to support Eurozone growth as consumption slowed, also turned negative, declining 4% in the fourth quarter of 2008. Over the 12-month period, the consumer sector saw a tightening in credit conditions and rising unemployment. As a result, consumer spending dropped sharply, and consumer confidence was the weakest it had been since the European Commission survey began in 1985. Despite the sudden slowdown in economic activity, the European Central Bank (the “ECB”) took a much more gradual approach relative to the U.S. or U.K. central banks in cutting interest rates. In addition, at the end of March 2009, the ECB had yet to adopt the sort of quantitative easing measures that the U.S. and U.K. were pursuing.

Japan’s economic growth contraction relative to that of other countries was more severe in its speed and magnitude. Its Gross Domestic Product declined more than 12% in the last quarter of 2008 and is likely to have dropped further during the first quarter of 2009. Declining exports were the largest contributor to Japan’s slowdown, with exports falling almost 50% in February 2009 alone. Domestic demand also weakened, as the export slowdown led to a collapse in production, layoffs by exporters and a sharp contraction in business investment. The deterioration in demand, in turn, caused Japan’s output gap to expand, re-igniting deflation risks. As in Europe, Japan’s policy response has lagged, particularly relative to the U.S. and U.K.

MARKET OVERVIEW

The U.K. economy and financial sector were among the hardest hit by the financial crisis over the 12 months ended March 31, 2009, experiencing a sharp depreciation of its currency against other major world currencies. Also, the U.K.’s manufacturing and services sectors slowed, with purchasing manager index readings for both sectors well off the record lows set in the fourth quarter of 2008. On the consumer side, however, U.K. retail sales volumes remained in positive territory, at least on a calendar-year basis. In addition, some measures showed that its housing prices may have bottomed after a double-digit drop in the previous 12 months. Although slightly lagging relative to the U.S., U.K. policymakers have been among the most aggressive in confronting the global financial crisis, with the Bank of England cutting rates 450 basis points (4.50%) over the last six months of the fiscal year and implementing quantitative easing in March 2009. By comparison, the ECB cut rates by 300 basis points (3.00%) over the same period.

Looking Ahead

U.S. FIXED INCOME MARKET

We believe the most likely scenario is that U.S. economic growth will remain negative through the second quarter of 2009 before turning modestly positive in the second half. If the economy stabilizes as expected, the federal fiscal stimulus alone may be enough to offset other areas of the economy and push overall growth into positive territory by the third quarter. We expect growth to average about 0.3% over the next year, which we believe is roughly in line with the consensus. We also anticipate headline consumer price inflation of about 0.8% over the next year, which is somewhat below consensus.

For the first time in a long while, we view the risks to our forecast as rather balanced and not definitively tilted toward the downside. However, serious downside risks remain. We believe that current fiscal stimulus will begin to fade into 2010, creating the risk of a renewed downturn in the absence of additional stimulus programs or a recovery in consumer and business spending. The banking system is also far from being fully repaired and remains a key risk.

We also see some potential bright spots. First, consumer spending, after a rapid adjustment, could be bottoming. Second, the policy response has been massive, with the Fed implementing quantitative easing via direct purchases of Treasuries and agency mortgage securities. The Fed’s purchases have reduced 30-year mortgage rates to less than 5%, the lowest level in the 36-year history of Freddie Mac’s weekly survey. Lower mortgage rates have contributed to preliminary signs of stabilization in the housing market and have lowered consumer debt costs. At the same time, the administration has begun implementing bank stress tests to identify distressed assets and is working to provide banks with a way to dispose of those assets via the proposed PPIF. To the extent these programs and others, such as streamlined mortgage modifications, gain traction, the economic recovery could be stronger than we currently expect.

MARKET OVERVIEW

INTERNATIONAL FIXED INCOME MARKETS

We expect the Eurozone recession to deepen in 2009, with economic growth falling by an average of 1.2% over the next 12 months. Because we forecast on a 12-month rather than a calendar-year basis, determining a consensus forecast comparable to ours is a challenge. Our sense is that we are still below the consensus, which has fallen rapidly to around 0% for Eurozone growth over the next 12 months. We expect inflation of just 0.4% over the same period. That appears to be well below consensus, which we estimate is about 1% for Eurozone inflation. We believe the risks for Eurozone economic growth are still tilted toward the downside. In particular, the rapid moderation in European inflation and relatively muted response of Eurozone monetary and fiscal policy suggests a higher risk of deflation in the Eurozone compared to either the U.S. or U.K.

Despite signs of stabilization, we expect the U.K. economy to continue to contract for some time, with growth declining by an average of 1.1% over the next 12 months. Our forecast appears to be below consensus, but we believe it is too soon to become overly optimistic given tight financial conditions and the severity of the global recession. While retail sales have remained positive year-over-year, February showed a sharp month-over-month decline of 1.9% and the year-over-year gain was the smallest in more than a decade. U.K. inflation has been higher than expected recently, reflecting in part the higher cost of imports from a weaker pound. We expect inflation of 0.5% over the next 12 months, which is well below consensus, as the currency effect fades and growth remains well below potential.

We expect Japan’s economy to be the weakest among developed nations, contracting by 2% over the next 12 months, which appears to be below consensus. We also expect deflation in Japan, with the CPI expected to decline by 0.5% over the same period. Japan is badly positioned — demographically and structurally — to respond to the changing economy. Thus, even with the weakness seen so far, we believe Japan’s economy is still vulnerable to downside shocks. While the latest stimulus package may provide some cushion against downside risks, we see little potential for positive growth there in 2009.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

We thank you for your investment in the Goldman Sachs Multi Sector Fixed Income Funds and look forward to your continued confidence.

PORTFOLIO RESULTS

Core Fixed Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Core Fixed Income Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of −8.63%, −9.26%, −9.26%, −8.27%, −8.72%, −8.39% and −8.81%, respectively. These returns compare to the 3.13% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), over the same time period.

Fund Review

The Fund’s allocation to credit sensitive mortgages was the leading detractor from performance during the reporting period. Within the securitized sector, our selection of non-agency adjustable rate mortgages (ARMs), which are mortgage-backed securities not issued by the government-sponsored enterprises such as Fannie Mae, Freddie Mac and Ginnie Mae, detracted significantly from performance. Despite the seniority these securities have in the capital structure, as well as a substantial amount of credit enhancement, these securities sold off significantly. ARMs lagged their agency counterparts amid an environment of heightened interest rate volatility and reduced sponsorship from foreign investors. In late December 2008, the New York Federal Reserve released the implementation details of its previously announced program to purchase up to $500 billion in agency mortgage-backed securities (MBS) over the next six months, causing agency mortgage spreads to tighten and non-agency spreads to widen. The non-agency mortgage market experienced very large downward pricing pressures for several reasons. First, market participants had a difficult time gauging the sponsorship landscape and this uncertainty alone represented a significant headwind. Similarly, uncertainty over loan modifications and the implications for bondholders was negative for non-agency and agency MBS alike. Other factors impacting the non-agency mortgage market during the period included continued declines in home prices, illiquidity, poor fundamental credit performance, rising delinquencies and default rates, forced selling of high quality assets by leveraged investors, uncertainty over loan modification programs and the implications for bondholders, and rating downgrades on AAA-rated securities. In addition, given the Fund’s average portfolio weighting of 17.5% in non-agency ARMs during the reporting period, this exposure substantially contributed to the Fund’s relative underperformance.

Security selection of corporate bonds within the financial sector was also a large detractor from performance. Financials underwent a great deal of stress during the period, as evidenced by the default of Lehman Brothers, the largest corporate default in history. From a sector allocation perspective, the Fund’s overweight position in investment grade corporate bonds, residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) detracted from performance, as all spread, or non-Treasury, sectors underperformed duration-matched Treasuries during the period amid an extreme flight to quality.

PORTFOLIO RESULTS

On a more positive note, the Fund’s duration positioning positively contributed to performance during the period. Specifically, the Fund benefited from a long duration position in Europe during the latter part of 2008 and a long duration position in the U.S. in the early part of 2009. Additionally, the Fund’s short U.S. versus long Europe country relative value trade contributed to performance in the early part of 2009, as U.S. rates rose by more than their European counterparts. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

INVESTMENT OBJECTIVE

The Goldman Sachs Core Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

At the end of the reporting period, the Fund was targeting a neutral duration position relative to its benchmark. We expect volatility to continue as yields are influenced by the conflicting forces of heavy supply and purchases by the Fed. With regard to sector positioning, the Fund had an overweighted position in mortgages due to the government’s emergence as a powerful source of sponsorship. The Fund also had an overweighted allocation to corporate bonds as spread levels at the end of the reporting period implied, in our view, unlikely default expectations. The Fund also maintained an overweight to mortgage credit, as extreme pricing dislocation has led to what we believe are attractive yields and the potential for price appreciation even in extremely negative scenarios.

Within the agency MBS sector, we favored collateralized mortgage obligation (CMO) floaters priced off premium collateral, lower coupon Ginnie Mae securities and low loan balance premiums. Within the non-agency mortgage market, we continued to focus within the Fund on deeply distressed adjustable-rate mortgages (ARMs) backed by Alt-A and Option ARM collateral. Within the corporate bond sector, we were negative on industries highly susceptible to a growth slowdown, avoiding cyclical sectors, such as homebuilders and retail. Rather, we favored defensive sectors, such as energy, pipelines and cable. Within financials, we were targeting an overweight position to insurance companies and were also focusing on large money-center banks in the U.S.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2009

FUND BASICS

Core Fixed Income Fund
as of March 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	Barclays Capital U.S.	30-Day
April 1, 2008–March 31, 2009	(based on NAV1)	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	-8.63%	3.13%	4.96%
Class B	-9.26	3.13	4.45
Class C	-9.26	3.13	4.45
Institutional	-8.27	3.13	5.53
Service	-8.72	3.13	5.03
Class IR	-8.39	3.13	5.39
Class R	-8.81	3.13	4.98

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-12.73%	-0.58%	3.13%	3.90%	5/1/97
Class B	-13.79	-0.82	2.84	3.55	5/1/97
Class C	-10.16	-0.41	2.84	3.30	8/15/97
Institutional	-8.27	0.68	4.00	4.98	1/5/94
Service	-8.72	0.20	3.49	4.32	3/13/96
Class IR	-8.39	N/A	N/A	-8.28	11/30/07
Class R	-8.81	N/A	N/A	-8.70	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.78%	0.78%
Class B	1.53	1.53
Class C	1.53	1.53
Institutional	0.44	0.44
Service	0.94	0.94
Class IR	0.53	0.53
Class R	1.03	1.03

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. As of March 31, 2008, short-term investments represented repurchase agreements and the securities lending reinvestment vehicle. Effective October 2, 2008, the Funds suspended the securities lending reinvestment vehicle but may resume lending securities in the future. Securities lending collateral represented 0.1% of the Fund’s net assets at March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on April 1, 1999 in the Institutional Shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1999 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 1, 1997)
Excluding sales charges	–8.63%	0.33%	3.60%	4.31%
Including sales charges	–12.73%	–0.58%	3.13%	3.90%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	–9.26%	–0.41%	2.84%	3.55%
Including contingent deferred sales charges	–13.79%	–0.82%	2.84%	3.55%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–9.26%	–0.41%	2.84%	3.30%
Including contingent deferred sales charges	–10.16%	–0.41%	2.84%	3.30%

Institutional (commenced January 5, 1994)	–8.27%	0.68%	4.00%	4.98%

Service (commenced March 13, 1996)	–8.72%	0.20%	3.49%	4.32%

Class IR (commenced November 30, 2007)	–8.39%	N/A	N/A	–8.28%

Class R (commenced November 30, 2007)	–8.81%	N/A	N/A	–8.70%

PORTFOLIO RESULTS

Core Plus Fixed Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of −3.17%, −4.00%, −4.00%, −2.84%, −3.34%, −3.02% and −3.49% respectively. These returns compare to the 3.13% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), over the same time period.

Fund Review

The Fund’s allocation to credit sensitive mortgages was the leading detractor from performance during the reporting period. Within the securitized sector, our selection of non-agency adjustable rate mortgages (ARMs), which are mortgage-backed securities not issued by the government-sponsored enterprises such as Fannie Mae, Freddie Mac and Ginnie Mae, detracted significantly from performance. Despite the seniority these securities have in the capital structure, as well as a substantial amount of credit enhancement, these securities sold off significantly. ARMs lagged their agency counterparts amid an environment of heightened interest rate volatility and reduced sponsorship from foreign investors. In late December 2008, the New York Federal Reserve released the implementation details of its previously announced program to purchase up to $500 billion in agency mortgage-backed securities (MBS) over the next six months, causing agency mortgage spreads to tighten and non-agency spreads to widen. The non-agency mortgage market experienced very large downward pricing pressures for several reasons. First, market participants had a difficult time gauging the sponsorship landscape and this uncertainty alone represented a significant headwind. Similarly, uncertainty over loan modifications and the implications for bondholders was negative for non-agency and agency MBS alike. Other factors impacting the non-agency mortgage market during the period included continued declines in home prices, illiquidity, poor fundamental credit performance, rising delinquencies and default rates, forced selling of high quality assets by leveraged investors, uncertainty over loan modification programs and the implications for bondholders, and rating downgrades on AAA-rated securities. In addition, given the Fund’s average portfolio weighting of 10.5% in non-agency ARMs during the reporting period, this exposure substantially contributed to the Fund’s relative underperformance.

Security selection of corporate bonds within the financial sector was also a large detractor from performance. Financials underwent a great deal of stress during the period, as evidenced by the default of Lehman Brothers, the largest corporate default in history. From a sector allocation perspective, the Fund’s overweight position in investment grade corporate bonds, residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) detracted from performance, as all spread, or non-Treasury, sectors underperformed duration-matched Treasuries during the period amid an extreme flight to quality.

PORTFOLIO RESULTS

On a more positive note, the Fund’s duration positioning positively contributed to performance during the period. Specifically, the Fund benefited from a long duration position in Europe during the latter part of 2008 and a long duration position in the U.S. in the early part of 2009. Additionally, the Fund’s short U.S. versus long Europe country relative value trade contributed to performance in the early past of 2009, as U.S. rates rose by more than their European counterparts. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

INVESTMENT OBJECTIVE

The Goldman Sachs Core Plus Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

At the end of the reporting period, the Fund was targeting a neutral duration position relative to its benchmark. We expect volatility to continue as yields are influenced by the conflicting forces of heavy supply and purchases by the Fed. With regard to sector positioning, the Fund had an overweighted position in mortgages due to the government’s emergence as a powerful source of sponsorship. The Fund also had an overweighted allocation to corporate bonds as spread levels at the end of the reporting period implied, in our view, unlikely default expectations. The Fund also maintained an overweight to mortgage credit, as extreme pricing dislocation has led to what we believe are attractive yields and the potential for price appreciation even in extremely negative scenarios.

Within the agency MBS sector, we favored collateralized mortgage obligation (CMO) floaters priced off premium collateral, lower coupon Ginnie Mae securities and low loan balance premiums. Within the non-agency mortgage market, we continued to focus within the Fund on deeply distressed adjustable-rate mortgages (ARMs) backed by Alt-A and Option ARM collateral. Within the corporate bond sector, we were negative on industries highly susceptible to a growth slowdown, avoiding cyclical sectors, such as homebuilders and retail. Rather, we favored defensive sectors, such as energy, pipelines and cable. Within financials, we were targeting an overweight position to insurance companies and were also focusing on large money-center banks in the U.S.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2009

FUND BASICS

Core Plus Fixed Income Fund
as of March 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	Barclays Capital U.S.	30-Day
April 1, 2008–March 31, 2009	(based on NAV1)	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	-3.17%	3.13%	4.25%
Class B	-4.00	3.13	3.71
Class C	-4.00	3.13	3.71
Institutional	-2.84	3.13	4.79
Service	-3.34	3.13	4.29
Class IR	-3.02	3.13	4.70
Class R	-3.49	3.13	4.21

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Since Inception	Inception Date

Class A	-7.56%	-1.18%	11/30/06
Class B	-8.80	-2.02	6/20/07
Class C	-4.96	-0.01	11/30/06
Institutional	-2.84	1.16	11/30/06
Service	-3.34	0.91	6/20/07
Class IR	-3.02	-2.45	11/30/07
Class R	-3.49	-2.92	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.21%
Class B	1.58	1.96
Class C	1.58	1.96
Institutional	0.49	0.87
Service	0.99	1.37
Class IR	0.58	0.96
Class R	1.08	1.46

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Performance Summary

March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 4.5%) of the Goldman Sachs Core Plus Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Plus Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Since Inception

Class A (commenced November 30, 2006)
Excluding sales charges	–3.17%	0.79%
Including sales charges	–7.56%	–1.18%

Class B (commenced June 20, 2007)
Excluding contingent deferred sales charges	–4.00%	0.25%
Including contingent deferred sales charges	–8.80%	–2.02%

Class C (commenced November 30, 2006)
Excluding contingent deferred sales charges	–4.00%	–0.01%
Including contingent deferred sales charges	–4.96%	–0.01%

Institutional (commenced November 30, 2006)	–2.84%	1.16%

Service (commenced June 20, 2007)	–3.34%	0.91%

Class IR (commenced November 30, 2007)	–3.02%	–2.45%

Class R (commenced November 30, 2007)	–3.49%	–2.92%

PORTFOLIO RESULTS

Global Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Global Income Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of –1.10%, –1.93%, –1.85%, –0.76% and –1.26%, respectively. These returns compare to the 3.62% average annual total return of the Fund’s benchmark, the Barclays Capital Global Aggregate Index (USD hedged) (formerly the Lehman Brothers Global Aggregate Index (USD hedged)).

Fund Review

During the reporting period, the primary detractors from the Fund’s performance were our corporate bond selection and collateralized security selection strategies. Our corporate bond selection strategy was the primary detractor from performance, especially during the third quarter of 2008 and first quarter of 2009. In particular, the Fund’s exposure to the financial sector hurt performance. A lack of liquidity in the credit market and solvency issues led to back-to-back events in the form of the Lehman Brothers bankruptcy, AIG bailout and Washington Mutual failure. The result was a further decline in financials. In addition to security selection within the sector, the Fund’s overweight to financials negatively affected performance.

Our collateralized security selection strategy also hurt the Fund’s results during the period. In particular, the Fund’s overweight to high-quality, non-agency mortgage securities — primarily “super senior” adjustable-rate mortgages — was not rewarded. These securities were negatively impacted during the reporting period by continued turmoil in the U.S. housing market as well as by the sustained deleveraging from the financial sector.

Our country strategy detracted from Fund performance as well. The Fund’s short positions in Sweden and the U.S. relative to Europe worked against us. Swedish and U.S. government bonds underperformed European bonds due to a weaker economic growth outlook in Sweden and concerns about possible financial market failures in the U.S.

On the positive side, our duration strategy performed well during the first quarter of 2009. The Fund had a U.S. short duration position, which helped as concerns over the long term inflationary impact of the government’s stimulus package heightened. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

INVESTMENT OBJECTIVE

The Global Income Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

PORTFOLIO RESULTS

At the end of the reporting period, the Fund was targeting a slightly long duration position relative to the benchmark. As of March 31, 2009, the Fund held long Europe and U.K. positions, as we believe monetary policy conditions could ease further in these regions relative to the U.S. and Japan, where monetary policy rates have already reached near zero levels. The Fund also held a long U.K. 10-year gilt futures trade based on our belief that the Bank of England will ultimately introduce quantitative easing to stem the deterioration in its economy.

Turning to the investment grade corporate bond market, spreads, or the difference in yields between these securities and duration-matched government securities, were high relative to historical default rates at the end of the reporting period. We believe that government-guaranteed bank debt is a significant positive fundamental development for the financial sector. However, the default cycle has just begun, and liquidity stresses and economic indicators suggest overall non-financial corporate defaults could reach more elevated levels. We feel opportunities in the credit market lie at the top end of the capital structure and in high quality assets that have suffered from illiquidity and technical selling. Thus, the Fund maintains its moderate overweight position in the corporate bond sector.

Given recent government intervention and what we considered attractive valuations, the Fund was overweight financials at the end of March 2009. While we expect volatility to continue within the financial sector, we believe with careful security selection, there are good opportunities for credit investors. We intend to selectively target securities across the full capital structure. Within the banking universe, we favor large, globally-diversified market leaders, as we feel they will benefit most from the demise of their smaller rivals.

We expect the decrease in bank lending and the wholesale deleveraging taking place in the financial system to have a significant impact on the non-financial corporate bond sector. Within non-financials, we prefer high quality corporate bonds and particularly those that have predictable cash flows (e.g., utilities, telecommunications, health care and cable). These are the areas of the non-financial market that we feel are best positioned to manage the danger of a prolonged period of slow economic growth and tight credit conditions. Given that we expect a prolonged period of below-average economic growth, we are looking to avoid lower quality assets that could be negatively impacted in such an environment. This includes consumer-cyclical businesses, including retail and certain segments within media.

Within our active currency strategy, the Fund was short the British pound, Japanese yen and Swiss franc and long the U.S. dollar and the euro at the end of the reporting period.

Goldman Sachs Global Fixed Income Investment Management Team

April 25, 2009

FUND BASICS

Global Income Fund
as of March 31, 2009

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	Barclays Capital Global	30-Day
March 31, 2009	(based on NAV1)	Aggregate Index (USD hedged)[2]	Standardized Yield[3]

Class A	-1.10%	3.62%	3.04%
Class B	-1.93	3.62	2.44
Class C	-1.85	3.62	2.44
Institutional	-0.76	3.62	3.52
Service	-1.26	3.62	3.02

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Global Aggregate Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-5.56%	1.44%	3.02%	5.29%		8/2/91
Class B	-6.84	1.19	2.86	4.23		5/1/96
Class C	-2.83	1.62	2.87	3.67		8/15/97
Institutional	-0.76	2.75	4.03	5.79		8/1/95
Service	-1.26	2.24	3.51	5.58	[5]	8/2/91

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.01%	1.07%
Class B	1.76	1.82
Class C	1.76	1.82
Institutional	0.67	0.73
Service	1.17	1.23

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

CURRENCY ALLOCATION7

	Percentage of Net Assets
	as of 3/31/09	as of 3/31/08

U.S. Dollar[8]	38.2%	41.4%
Euro	33.2	32.8
Japanese Yen	15.3	13.6
British Pound	5.0	3.4
Canadian Dollar	1.9	1.2
Swedish Krona	0.5	0.4
Danish Krone	0.3	0.5
Polish Zloty	0.3	0.5
Deutschemark	0.3	0.3
Australian Dollar	0.1	0.1

[7]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the above table are reflective of the Fund’s total investments before the effect of derivative instruments, including forward foreign currency contracts. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	These figures represent the value excluding short-term obligations. If short-term obligations had been included the percentage for 3/31/09 and 3/31/08 would have been 47.1% and 50.2%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on April 1, 1999 in the Institutional Shares of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index (USD hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Global Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1999 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (commenced August 2, 1991)
Excluding sales charges	–1.10%	2.38%	3.50%	5.56%
Including sales charges	–5.56%	1.44%	3.02%	5.29%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–1.93%	1.60%	2.86%	4.23%
Including contingent deferred sales charges	–6.84%	1.19%	2.86%	4.23%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–1.85%	1.62%	2.87%	3.67%
Including contingent deferred sales charges	–2.83%	1.62%	2.87%	3.67%

Institutional (commenced August 1, 1995)	–0.76%	2.75%	4.03%	5.79%

Service (commenced March 12, 1997)	–1.26%	2.24%	3.51%	5.58%

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – 27.2%

Banks – 7.8%
ANZ Capital Trust II(a)(b)
	$3,500,000	5.360%		12/15/49	$2,131,018
Associates Corp. NA(c)
	2,000,000	8.550		07/15/09	1,985,872
Astoria Financial Corp.(a)
	4,050,000	5.750		10/15/12	3,389,340
Bank of America Corp.
	7,700,000	2.100	(k)	04/30/12	7,715,646
	3,250,000	5.750		12/01/17	2,729,305
Bank of the West(k)
	20,000,000	2.150		03/27/12	20,037,340
Citigroup, Inc.
	26,000,000	2.125	(k)	04/30/12	26,087,568
	4,925,000	5.500		04/11/13	4,326,967
	3,300,000	5.875		05/29/37	2,534,186
	2,750,000	6.875		03/05/38	2,316,724
JPMorgan Chase & Co.
	2,300,000	6.000		01/15/18	2,285,897
	1,200,000	7.900	(a)(d)	04/30/49	771,168
Kreditanstalt fuer Wiederaufbau MTN(k)
	14,000,000	4.750		05/15/12	14,978,474
MUFG Capital Finance 1 Ltd.(a)(d)
	4,650,000	6.346		07/25/49	3,255,000
National Australia Bank Ltd.(a)
	2,000,000	8.600		05/19/10	2,027,415
PNC Bank NA
	3,075,000	6.875		04/01/18	2,914,450
Resona Bank Ltd.(a)(b)(d)
	3,500,000	5.850		04/15/49	1,671,250
EUR	2,675,000	4.125		09/27/49	1,314,982
Royal Bank of Scotland Group PLC(a)
	$4,500,000	9.118		03/31/49	2,205,000
	2,425,000	6.990	(b)(d)	10/05/49	1,042,750
Santander Issuances SA Unipersonal(a)(b)(d)
	1,600,000	5.805		06/20/16	1,190,090
Sovereign Bank(a)(d)
	250,000	2.880		08/01/13	189,658
Wachovia Corp.
	5,900,000	5.500		05/01/13	5,508,068
	1,925,000	5.750		02/01/18	1,705,311
Wells Fargo Capital XIII(a)(d)
	4,425,000	7.700		03/26/49	2,107,694

					116,421,173

Brokerage – 2.2%
Bear Stearns & Co., Inc.
	4,775,000	6.400		10/02/17	4,611,601
	10,100,000	7.250		02/01/18	10,342,171
FMR Corp.(b)
	500,000	4.750		03/01/13	453,056
Merrill Lynch & Co., Inc.
	1,575,000	5.450		02/05/13	1,274,292
	2,950,000	6.400		08/28/17	2,114,421
Morgan Stanley
	2,300,000	5.750		08/31/12	2,245,378
	3,000,000	5.300	(a)	03/01/13	2,873,432

Morgan Stanley (continued)
	9,925,000	6.625	%(a)	04/01/18	9,469,327

					33,383,678

Captive Financial – 0.3%
International Lease Finance Corp.
	2,625,000	4.950		02/01/11	1,680,000
Nelnet, Inc.(a)
	2,580,000	5.125		06/01/10	2,009,407

					3,689,407

Diversified Manufacturing(a) – 0.1%
Tyco Electronics Group SA
	1,950,000	6.000		10/01/12	1,659,366

Electric(a) – 1.6%
Arizona Public Service Co.
	2,590,000	5.800		06/30/14	2,372,510
	1,625,000	6.250		08/01/16	1,417,824
Commonwealth Edison Co.
	2,400,000	5.875		02/01/33	1,976,532
	2,725,000	5.900		03/15/36	2,231,497
MidAmerican Energy Holdings Co.
	3,575,000	6.125		04/01/36	3,130,837
Nevada Power Co.
	3,000,000	7.125		03/15/19	2,945,331
NiSource Finance Corp.(d)
	5,000,000	1.821		11/23/09	4,770,470
Pacific Gas & Electric Co.
	2,250,000	6.250		03/01/39	2,228,793
Progress Energy, Inc.
	50,000	5.625		01/15/16	47,128
	3,075,000	7.050		03/15/19	3,132,884

					24,253,806

Energy(a) – 1.2%
Canadian Natural Resources Ltd.
	2,675,000	6.500		02/15/37	2,045,033
EnCana Corp.
	6,175,000	6.500		02/01/38	5,308,215
Kerr-McGee Corp.
	1,975,000	6.950		07/01/24	1,513,360
Valero Energy Corp.
	4,620,000	6.625		06/15/37	3,265,781
XTO Energy, Inc.
	5,600,000	6.500		12/15/18	5,563,589

					17,695,978

Entertainment – 0.1%
Time Warner Entertainment Co.
	2,175,000	8.375		03/15/23	2,106,054

Environmental(a) – 0.2%
Waste Management, Inc.
	3,275,000	7.375		03/11/19	3,340,251

Food & Beverage(a) – 0.7%
Anheuser-Busch InBev Worldwide, Inc.(b)
	5,725,000	7.750		01/15/19	5,708,403

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Food & Beverage(a) – (continued)

Cargill, Inc.(b)
$3,425,000	6.000%		11/27/17	$3,217,849
General Mills, Inc.
2,175,000	5.650		02/15/19	2,214,268

				11,140,520

Gaming(a) – 0.0%
MGM Mirage, Inc.
850,000	8.500		09/15/10	357,000

Health Care – Services(a) – 0.7%
McKesson Corp.
2,000,000	7.500		02/15/19	2,122,794
UnitedHealth Group, Inc.
7,700,000	5.500		11/15/12	7,688,350

				9,811,144

Life Insurance – 0.5%
Americo Life, Inc.(a)(b)
1,600,000	7.875		05/01/13	1,063,848
MetLife Capital Trust X(a)(b)(d)
2,000,000	9.250		04/08/38	1,082,569
Phoenix Life Insurance Co.(a)(b)
3,200,000	7.150		12/15/34	456,000
Principal Financial Group Australia(a)(b)
2,750,000	8.200		08/15/09	2,759,897
Reinsurance Group of America, Inc.
550,000	6.750		12/15/11	477,003
Symetra Financial Corp.(a)(b)(d)
3,100,000	8.300		10/15/37	927,293

				6,766,610

Media – Cable – 1.1%
Comcast Cable Communications Holdings, Inc.
4,395,000	8.375		03/15/13	4,725,847
2,050,000	9.455		11/15/22	2,251,966
Cox Communications, Inc.(a)
11,000	4.625		01/15/10	10,896
5,050,000	5.875	(b)	12/01/16	4,478,289
Rogers Communications, Inc.(a)
2,000,000	6.800		08/15/18	1,998,956
Time Warner Cable, Inc.(a)
2,550,000	5.400		07/02/12	2,463,162
150,000	6.550		05/01/37	126,935

				16,056,051

Media – Non Cable(a) – 0.6%
News America, Inc.
2,450,000	6.650		11/15/37	1,856,992
Reed Elsevier Capital, Inc.
3,100,000	8.625		01/15/19	3,178,461
Thomson Reuters Corp.
4,950,000	6.500		07/15/18	4,611,212

				9,646,665

Metals & Mining(a) – 0.3%
Inco Ltd.
5,550,000	5.700		10/15/15	4,914,697

Noncaptive – Financial – 0.9%
Countrywide Home Loans, Inc.
1,500,000	5.625		07/15/09	1,491,186
1,750,000	4.125		09/15/09	1,741,250
General Electric Capital Corp.
1,300,000	6.000		06/15/12	1,281,704
HSBC Finance Corp.
5,875,000	5.700		06/01/11	4,986,776
SLM Corp.
5,775,000	5.400		10/25/11	3,580,500

				13,081,416

Pharmaceuticals(a) – 0.9%
Pfizer, Inc.
6,950,000	6.200		03/15/19	7,406,740
Roche Holdings, Inc.(b)
6,450,000	6.000		03/01/19	6,638,734

				14,045,474

Pipelines(a) – 2.2%
Boardwalk Pipelines LP
4,400,000	5.875		11/15/16	3,726,153
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950		01/15/14	3,859,123
Energy Transfer Partners LP
3,450,000	5.950		02/01/15	3,128,016
3,200,000	6.700		07/01/18	2,896,225
1,825,000	9.700	(c)	03/15/19	1,938,088
Enterprise Products Operating LP
4,625,000	5.000		03/01/15	4,082,398
ONEOK Partners LP
2,900,000	6.850		10/15/37	2,199,253
Southern Natural Gas Co.(b)
1,650,000	5.900		04/01/17	1,441,058
TEPPCO Partners LP
6,225,000	5.900		04/15/13	5,785,627
TransCanada PipeLines Ltd.
2,975,000	7.625		01/15/39	2,941,698
2,350,000	6.350	(d)	05/15/67	1,359,025

				33,356,664

Property/Casualty Insurance(a) – 1.2%
Arch Capital Group Ltd.
3,200,000	7.350		05/01/34	2,062,602
Aspen Insurance Holdings Ltd.
1,525,000	6.000		08/15/14	1,112,504
CNA Financial Corp.
500,000	5.850		12/15/14	360,000
Endurance Specialty Holdings Ltd.
2,950,000	6.150		10/15/15	2,311,449
Hartford Financial Services Group, Inc.
494,000	7.900		06/15/10	442,454
QBE Insurance Group Ltd.(b)(d)
3,150,000	5.647		07/01/23	1,913,625
Swiss Re Capital I LP(b)(d)
5,100,000	6.854		05/29/49	1,447,632
The Chubb Corp.(d)
4,225,000	6.375		03/29/67	2,411,672

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Property/Casualty Insurance(a) – (continued)

White Mountains Reinsurance Group Ltd.(b)
$4,900,000	6.375%	03/20/17	$2,961,156
ZFS Finance USA Trust I(b)(d)
4,000,000	6.150	12/15/65	1,600,000
ZFS Finance USA Trust IV(b)(d)
3,050,000	5.875	05/09/32	1,207,678

			17,830,772

Real Estate Investment Trusts(a) – 0.8%
Liberty Property LP
1,100,000	7.250	03/15/11	946,000
Simon Property Group LP
6,625,000	6.125	05/30/18	5,207,793
Westfield Capital Corp.(b)
3,725,000	5.125	11/15/14	2,879,254
Westfield Group(b)
4,411,000	5.400	10/01/12	3,666,600

			12,699,647

Retailers(a) – 0.8%
CVS Caremark Corp.
4,525,000	5.750	06/01/17	4,412,608
Marks & Spencer PLC(b)
1,320,000	6.250	12/01/17	973,381
3,825,000	7.125	12/01/37	2,412,678
Nordstrom, Inc.
5,250,000	6.250	01/15/18	4,118,394

			11,917,061

Technology(a)(b) – 0.3%
Computer Sciences Corp.
4,725,000	6.500	03/15/18	4,479,517

Tobacco – 0.8%
Altria Group, Inc.
4,150,000	9.700	11/10/18	4,517,275
Philip Morris International, Inc.
8,200,000	5.650	05/16/18	8,147,569

			12,664,844

Wireless Telecommunications(a)(b) – 0.2%
Verizon Wireless
2,550,000	8.500	11/15/18	2,912,919

Wirelines Telecommunications – 1.7%
AT&T, Inc.(a)
6,600,000	5.800	02/15/19	6,460,951
3,675,000	6.400	05/15/38	3,269,677
Deutsche Telekom International Finance BV
2,900,000	8.750	06/15/30	3,112,818
Qwest Capital Funding, Inc.(a)
500,000	7.900	08/15/10	487,500
Telecom Italia Capital(a)
2,625,000	4.950	09/30/14	2,257,500
3,350,000	7.721	06/04/38	2,786,342
Telefonica Europe BV(a)
2,575,000	7.750	09/15/10	2,691,417

Verizon Communications, Inc.(a)
4,125,000	6.400	02/15/38	3,692,659

			24,758,864

TOTAL CORPORATE BONDS
(Cost $469,643,039)			$408,989,578

Mortgage-Backed Obligations – 59.1%

Adjustable Rate Non-Agency(d) – 13.8%
American Home Mortgage Assets Series 2007-1, Class A1
$20,169,995	2.333%	02/25/47	$6,106,537
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
68,109	5.365	08/25/33	42,753
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
2,364,743	4.861	04/25/34	1,553,973
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
7,357,447	5.075	06/25/35	4,107,909
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-2, Class 3A2
677,184	5.750	07/25/36	340,141
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
2,065,865	0.792	10/25/35	969,471
Bear Stearns Mortgage Funding Trust Series 2006-AR2, Class 1A1
18,448,175	0.722	09/25/46	6,610,453
Chase Mortgage Finance Corp. Series 2007-A1, Class 1A3
8,922,953	4.933	02/25/37	6,819,055
Chase Mortgage Finance Corp. Series 2007-A1, Class 4A1
3,542,160	4.831	02/25/37	2,620,951
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
2,173,039	4.160	02/25/37	1,631,857
Countrywide Alternative Loan Trust Series 2005-38, Class A1
1,656,081	3.133	09/25/35	650,508
Countrywide Alternative Loan Trust Series 2005-51, Class 2A1
5,307,681	0.845	11/20/35	2,160,194
Countrywide Alternative Loan Trust Series 2005-51, Class 4A1
6,960,826	0.865	11/20/35	2,766,985
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
6,336,957	0.852	11/20/35	2,498,314
Countrywide Home Loan Trust Series 2003-37, Class 1A1
53,442	5.420	08/25/33	32,878
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
6,311,287	4.812	04/20/35	4,794,555
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
2,459,644	4.537	11/20/34	1,361,978
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
9,611,371	4.895	08/20/35	4,907,084
Countrywide Home Loan Trust Series 2006-3, Class 1A1
3,854,485	0.762	03/25/36	1,443,707

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(d) – (continued)

CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
$59,372	4.756%	03/25/33	$37,925
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
6,239,909	0.846	10/19/45	2,514,362
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
907,566	4.750	12/25/34	729,221
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
3,101,205	4.680	06/25/34	2,406,971
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
8,815,788	0.866	11/19/35	3,509,383
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
6,161,155	5.731	12/19/35	3,157,632
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,494,744	0.796	01/19/36	606,807
Impac CMB Trust Series 2005-06, Class 1A1
6,396,969	0.772	10/25/35	2,597,643
Impac Secured Assets Corp. Series 2005-2, Class A1W
6,601,495	0.772	03/25/36	2,618,947
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
4,528,803	5.270	08/25/35	2,103,968
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
4,986,275	5.369	09/25/35	2,745,441
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
8,275,391	0.732	05/25/46	3,144,396
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
5,519,795	4.197	07/25/35	3,974,252
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
2,108,676	4.737	07/25/35	1,517,426
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
1,452,274	4.068	07/25/35	1,040,903
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
5,540,214	4.768	07/25/35	3,700,684
Lehman XS Trust Series 2005-5N, Class 3A1A
7,644,688	0.822	11/25/35	3,022,299
Lehman XS Trust Series 2005-7N, Class 1A1A
233,053	0.792	12/25/35	97,060
Lehman XS Trust Series 2005-9N, Class 1A1
8,790,657	0.792	02/25/36	3,507,501
Luminent Mortgage Trust Series 2006-2, Class A1A
8,293,290	0.722	02/25/46	2,990,177
Luminent Mortgage Trust Series 2006-5, Class A1A
4,411,945	0.712	07/25/36	1,532,829
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
36,835	0.902	11/25/34	25,104
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
3,019,353	2.483	12/25/46	888,778
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
2,852,286	2.116	11/25/29	2,191,790

Mortgage IT Trust Series 2005-AR1, Class 1A1
7,748,075	0.772	11/25/35	3,075,950
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
7,436,631	2.633	01/25/46	3,031,431
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
22,861,193	6.546	11/25/37	6,022,477
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
6,832,836	5.205	09/25/35	3,971,521
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
6,294,796	5.180	09/25/35	3,675,297
Sequoia Mortgage Trust Series 2003-4, Class 1A2
1,951,045	1.919	07/20/33	1,380,752
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
3,227,622	4.380	05/25/34	1,968,439
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
1,404,471	5.250	09/25/34	806,028
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
6,328,684	5.450	11/25/34	3,529,188
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
13,466,077	0.752	02/25/36	5,088,555
Structured Asset Mortgage Investments, Inc. Series 2006-AR2, Class A1
7,419,597	0.752	02/25/36	2,740,258
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
3,841,121	4.455	09/25/33	2,614,882
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
2,723,303	5.230	12/25/33	2,000,941
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
19,362,988	0.642	09/25/46	16,415,757
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
157,210	4.547	02/25/33	108,596
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
4,085,169	4.176	06/25/34	3,163,845
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13, Class A1A1
8,366,733	0.812	10/25/45	3,402,811
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1
9,662,660	0.782	11/25/45	3,893,103
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR17, Series A1A1
7,409,140	0.792	12/25/45	3,089,880
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR09, Class 2A
19,349,826	2.473	11/25/46	5,900,379
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
3,554,586	2.553	09/25/46	1,137,806

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(d) – (continued)

Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A2, Class 1A
$6,165,890	2.333%	03/25/47	$1,970,289
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
20,271,240	6.599	12/28/37	10,127,520
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class A1
15,635,137	5.034	04/25/35	11,839,143
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
5,415,349	4.610	10/25/35	3,817,241

			206,852,891

Collateralized Mortgage Obligations – 3.6%
Interest Only(e) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
1,362,509	5.500	04/25/33	109,565
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(d)(f)
287,388	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
20,896	5.500	04/25/33	1,694
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
59,894	5.500	06/25/33	4,816
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(d)(f)
1,327,565	0.000	07/25/33	2
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(d)(f)
1,815,647	0.000	08/25/33	2
FNMA REMIC Series 2004-47, Class EI(d)(f)
4,878,173	0.000	06/25/34	25,917
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0(d)
9,555,798	0.760	06/25/33	70,709

			212,705

Inverse Floaters(d) – 0.1%
GNMA Series 2001-48, Class SA
153,542	24.680	10/16/31	213,405
GNMA Series 2001-51, Class SA
291,980	30.090	10/16/31	394,157
GNMA Series 2001-51, Class SB
301,746	24.680	10/16/31	382,299
GNMA Series 2001-59, Class SA
54,871	24.517	11/16/24	69,682
GNMA Series 2002-11, Class SA
152,135	34.971	02/16/32	217,008
GNMA Series 2002-13, Class SB
354,134	34.971	02/16/32	507,449

			1,784,000

Inverse Floating Rate – Interest Only(d)(e) – 0.0%
FNMA REMIC Series 2003-46, Class BS
7,490,875	7.178	04/25/17	502,395

Planned Amortization Class – 0.4%
FHLMC REMIC Series 2639, Class UL
228,586	4.750	03/15/22	236,545
FHLMC REMIC Series 2681, Class PC
1,100,298	5.000	01/15/19	1,122,071
FHLMC REMIC Series 2775, Class MC
1,310,692	5.000	08/15/27	1,346,623
FHLMC REMIC Series 2949, Class WV
2,000,000	5.000	12/15/20	2,020,641
FNMA REMIC Series 2003-134, Class ME
303,781	4.500	06/25/33	308,683
FNMA REMIC Series 2004-64, Class BA
195,402	5.000	03/25/34	198,515

			5,233,078

Regular Floater(d) – 2.7%
FHLMC REMIC Series 3013, Class XH(f)
951,907	0.000	08/15/35	924,388
FHLMC REMIC Series 3038, Class XA(f)
466,507	0.000	09/15/35	430,204
FHLMC REMIC Series 3138, Class X(f)
56,002	0.000	04/15/36	52,596
FHLMC REMIC Series 3273, Class TC(f)
551,769	0.000	02/15/37	539,265
FHLMC REMIC Series 3292, Class WA(f)
1,495,406	0.000	07/15/36	1,466,140
FHLMC REMIC Series 3325, Class SX(f)
1,517,243	0.000	06/15/37	1,484,594
FNMA
11,920,138	0.922	06/25/37	11,529,296
FNMA REMIC Series 2004-62, Class DI(e)(f)
2,235,286	0.000	07/25/33	12,667
FNMA REMIC Series 2004-71, Class DI(e)(f)
4,869,648	0.000	04/25/34	26,391
FNMA REMIC Series 2006-44, Class FP
9,996,971	0.922	06/25/36	9,774,435
FNMA REMIC Series 2006-48, Class VF
531,864	0.872	02/25/20	530,199
FNMA REMIC Series 2006-81, Class LF(f)
199,959	0.000	09/25/36	195,455
FNMA REMIC Series 2007-27, Class XA(f)
229,729	0.000	05/25/35	216,149
FNMA REMIC Series 2007-53, Class UF(f)
73,427	0.000	06/25/37	69,184
FNMA REMIC Series 2007-56, Class GY(f)
270,754	0.000	06/25/37	268,308
FNMA REMIC Series 2008-22, Class FD
13,570,574	1.362	04/25/48	13,334,131

			40,853,402

Sequential Fixed Rate – 0.4%
Countrywide Alternative Loan Trust Series 2005-J11, Class 2A1
4,062,079	6.000	10/25/35	2,360,607
Countrywide Alternative Loan Trust Series 2006-5T2, Class A3
5,111,627	6.000	04/25/36	3,111,319

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

FHLMC REMIC Series 2664, Class MA
$335,481	5.000%	04/15/30	$345,252
FHLMC REMIC Series 2796, Class AB
159,537	5.500	10/15/31	162,839
FNMA REMIC Series 2005-103, Class DA
370,573	5.000	06/25/16	372,802

			6,352,819

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$54,938,399

Commercial Mortgage-Backed Securities – 3.7%
Agency – 0.4%
FNMA
1,207,435	7.040	08/01/15	1,385,429
2,657,954	6.460	12/01/28	2,948,901
FNMA Series 2001-M2, Class C(d)
1,735,858	6.300	09/25/15	1,814,447

			6,148,777

Interest Only(b)(d)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-CKS4, Class ASP
21,296,821	1.555	11/15/36	171,965

Sequential Fixed Rate – 3.3%
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
16,175,810	7.202	10/15/32	16,335,643
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
15,000,000	6.278	11/15/39	14,948,082
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	6,957,226
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
10,175,000	5.197	11/15/30	7,943,029
Merrill Lynch Mortgage Investors, Inc. Series 1999-C1, Class A2
2,889,192	7.560	11/15/31	2,901,402

			49,085,382

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$55,406,124

Federal Agencies – 38.0%
Adjustable Rate FNMA(d) – 2.1%
29,502	3.924	06/01/33	29,605
3,565,253	4.343	07/01/34	3,618,675
12,487,777	4.527	09/01/34	12,658,947
9,231,496	4.714	05/01/35	9,381,646
5,092,846	3.859	06/01/35	5,123,449

			30,812,322

FHLMC – 8.7%
135,620	5.000	12/01/12	141,763
13,161	5.500	07/01/13	13,812
102,510	5.500	12/01/13	107,589

1,168,066	6.500	12/01/13	1,228,116
77,727	4.000	02/01/14	79,591
35,296	5.500	02/01/14	37,044
1,255,399	4.000	03/01/14	1,285,500
249,907	4.000	04/01/14	255,899
7,957	5.500	06/01/14	8,353
36,693	5.500	09/01/14	38,517
2,080	7.000	10/01/14	2,189
401,028	6.000	12/01/14	417,060
18,547	7.000	05/01/15	19,549
57,978	8.000	07/01/15	61,772
12,111	7.000	02/01/16	12,880
28,161	7.000	03/01/16	29,729
536,489	7.500	05/01/16	566,438
2,074	7.000	10/01/17	2,255
1,869,170	4.500	05/01/18	1,936,955
414,837	4.500	06/01/18	429,881
1,663,054	4.500	09/01/18	1,723,363
1,301,849	4.500	10/01/18	1,349,058
1,192,975	5.000	10/01/18	1,246,484
1,684,896	4.500	11/01/18	1,745,997
1,372,377	4.500	12/01/18	1,422,145
3,793,034	5.000	12/01/18	3,963,164
494,616	4.500	01/01/19	512,553
1,308,112	4.500	03/01/19	1,354,090
5,964,027	4.500	06/01/19	6,180,308
484,229	5.000	06/01/19	505,078
2,649,794	4.500	02/01/20	2,741,144
2,649,999	5.000	06/01/20	2,764,099
3,826,097	5.000	07/01/20	3,977,377
2,745,615	4.500	10/01/23	2,811,032
463,013	5.500	10/01/25	482,128
591,139	5.500	11/01/25	615,544
49,062	7.000	06/01/26	52,797
59,796	7.500	03/01/27	65,213
10,886	6.500	06/01/29	11,634
1,690,008	6.500	12/01/29	1,808,136
57,834	7.500	12/01/30	62,024
41,917	7.500	01/01/31	44,952
56,393	6.500	03/01/32	60,022
15,056	6.500	04/01/32	16,025
166,984	6.500	07/01/32	177,731
1,020,984	6.500	08/01/33	1,086,695
398,118	6.500	10/01/33	423,111
1,305,655	5.000	11/01/35	1,349,988
4,228,207	5.000	12/01/35	4,373,069
13,447,275	5.000	03/01/36	13,903,878
11,464,241	5.000	04/01/36	11,853,510
19,066,240	5.000	06/01/36	19,717,460
77,140	6.000	10/01/36	80,748
128,238	6.000	11/01/36	134,235
22,339	6.000	12/01/36	23,384
40,320	6.000	04/01/37	42,615
63,284	6.000	05/01/37	66,233
71,312	6.000	06/01/37	74,636
11,467	6.000	07/01/37	12,121
12,789,072	5.500	09/01/37	13,284,553

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$565,774	6.000%	09/01/37	$598,066
860,938	6.000	10/01/37	901,067
614,215	6.000	11/01/37	642,845
136,769	6.000	04/01/38	143,144
648,667	6.500	04/01/38	684,624
934,162	6.000	05/01/38	977,652
420,831	6.000	07/01/38	445,038
2,856,299	6.000	08/01/38	2,989,435
117,665	6.000	09/01/38	123,143
260,082	6.500	09/01/38	274,499
27,784	6.000	10/01/38	29,405
11,469,822	6.000	11/01/38	12,111,430
997,136	5.500	12/01/38	1,043,798
541,403	6.000	12/01/38	572,978
252,552	6.000	01/01/39	267,282
134,162	6.000	02/01/39	140,408

			130,738,040

FNMA – 25.2%
276,611	8.500	10/01/15	295,728
9,345	7.000	01/01/16	9,797
439,198	6.000	12/01/16	462,811
6,118,223	5.000	10/01/17	6,390,861
39,419,805	5.000	12/01/17	41,176,943
1,136,802	5.000	01/01/18	1,188,148
3,597,910	5.000	02/01/18	3,758,926
1,128,630	5.000	04/01/18	1,179,129
5,700,971	4.500	05/01/18	5,911,560
833,413	5.000	05/01/18	870,702
15,874,944	4.500	06/01/18	16,460,542
614,848	5.000	06/01/18	642,358
4,477,215	4.000	07/01/18	4,588,102
11,035,594	4.500	07/01/18	11,443,342
2,234,989	4.000	08/01/18	2,290,343
2,301,027	4.500	08/01/18	2,386,060
59,843	6.000	08/01/18	63,310
19,883,421	4.000	09/01/18	20,378,982
4,625,666	4.500	09/01/18	4,796,510
153,839	4.500	10/01/18	159,525
4,329	6.500	10/01/18	4,610
464,848	4.500	01/01/19	482,005
641,166	4.500	03/01/19	664,829
2,100,187	5.000	04/01/19	2,194,154
162,328	5.000	05/01/19	169,298
317,582	4.500	06/01/19	328,723
236,603	5.000	06/01/19	247,190
202,209	4.500	07/01/19	209,430
185,281	4.500	08/01/19	191,780
7,337,292	6.000	09/01/19	7,729,990
307,708	5.000	11/01/19	320,921
575,987	5.000	12/01/19	601,758
3,975,083	4.500	04/01/20	4,121,792
9,200,641	6.000	12/01/20	9,693,067
290,550	6.000	03/01/21	304,512
313,271	6.000	06/01/21	328,267
361,431	6.000	08/01/21	378,733
813,382	6.000	10/01/22	852,307

21,998	5.000	03/01/23	22,813
658,265	4.500	05/01/23	678,086
3,803,208	5.000	05/01/23	3,952,365
1,629,763	5.500	09/01/23	1,704,053
292,114	5.500	10/01/23	306,001
606,474	7.000	08/01/27	646,828
23,795	6.500	09/01/27	25,150
1,722,473	7.000	03/01/28	1,837,273
20,002	6.500	05/01/28	21,142
557	5.500	04/01/29	582
23,458	7.500	12/01/30	24,947
119,990	8.000	01/01/31	127,620
63,804	8.000	02/01/31	68,034
513,652	7.000	03/01/31	549,719
4,228	6.500	12/01/31	4,493
1,106,309	5.500	03/01/33	1,153,067
900,613	5.500	05/01/33	938,678
137,689	5.500	06/01/33	143,509
1,750,606	5.500	07/01/33	1,824,596
53,482	5.500	09/01/33	55,867
14,715	6.500	09/01/33	15,629
68,530	5.500	02/01/34	71,566
10,796	5.500	04/01/34	11,299
800,876	5.500	06/01/34	834,726
19,022	5.500	08/01/34	19,909
1,266	5.500	10/01/34	1,325
772,150	5.500	12/01/34	805,871
2,511	6.000	12/01/34	2,639
25,802,395	5.000	06/01/35	26,687,336
806	5.500	07/01/35	844
679,756	6.000	07/01/35	715,789
2,014	5.500	08/01/35	2,107
90,581	5.500	09/01/35	94,579
25,817	5.500	10/01/35	26,852
9,243	5.500	12/01/35	9,672
35,158	6.000	12/01/35	37,053
159,940	5.000	01/01/36	165,178
2,474	5.500	02/01/36	2,581
893,747	6.500	02/01/36	942,616
2,095,512	5.500	03/01/36	2,185,717
242,076	6.000	03/01/36	254,037
328,709	6.000	04/01/36	344,810
198,218	6.500	05/01/36	209,056
126,594	6.000	06/01/36	132,454
44,866	6.500	06/01/36	47,319
71,560	6.000	07/01/36	74,873
200,159	6.500	07/01/36	211,103
1,281,922	6.000	08/01/36	1,336,646
7,516,559	6.500	08/01/36	8,005,429
152,191	6.000	09/01/36	159,238
309,612	6.500	09/01/36	326,728
390,688	6.000	10/01/36	409,665
212,230	6.500	10/01/36	223,835
308,893	5.500	11/01/36	319,065
4,954,091	6.000	11/01/36	5,195,065
471,416	8.000	11/01/36	503,294
78,500	5.500	12/01/36	82,050

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$4,501	5.500%	01/01/37	$4,718
81,580	6.000	01/01/37	85,523
403,665	6.500	01/01/37	425,293
3,450,506	5.500	02/01/37	3,582,489
31,187	6.000	02/01/37	32,610
126,722	5.500	03/01/37	132,350
3,077,807	6.000	03/01/37	3,228,932
149,454	6.500	03/01/37	157,467
1,040,304	5.500	04/01/37	1,084,750
4,216,231	6.000	04/01/37	4,419,993
286,701	6.500	04/01/37	302,073
2,339,744	5.500	05/01/37	2,438,756
26,591	5.500	05/01/37	27,723
774,709	6.000	05/01/37	812,601
153,655	5.500	06/01/37	160,256
2,949,764	6.000	06/01/37	3,095,184
1,103,111	5.500	07/01/37	1,140,630
66,789	6.000	07/01/37	69,835
198,058	7.000	07/01/37	209,356
3,845	5.500	08/01/37	4,018
1,023,167	6.000	08/01/37	1,068,523
124,129	6.500	08/01/37	130,909
70,594	7.000	08/01/37	74,621
5,153,087	6.000	09/01/37	5,399,457
2,870,968	7.000	09/01/37	3,057,313
448,260	5.500	10/01/37	467,416
124,314	6.000	10/01/37	130,013
4,431,967	6.500	10/01/37	4,673,868
426,903	6.000	11/01/37	446,773
532,518	6.500	11/01/37	561,827
4,458	5.500	12/01/37	4,648
151,934	6.000	12/01/37	159,854
783,898	5.500	01/01/38	818,053
80,714	6.000	01/01/38	84,396
240,021	6.500	01/01/38	252,889
316,419	5.000	02/01/38	323,377
671,932	5.500	02/01/38	700,647
1,125,255	6.000	02/01/38	1,180,702
3,656,152	5.500	03/01/38	3,812,574
5,424,766	6.000	03/01/38	5,672,728
6,445,324	5.500	04/01/38	6,721,103
1,744,857	5.500	05/01/38	1,823,905
4,040,351	6.000	05/01/38	4,240,557
6,835,603	5.500	06/01/38	7,121,183
919,058	6.000	06/01/38	956,913
6,776,242	5.500	07/01/38	7,064,594
2,096,954	6.000	07/01/38	2,182,892
753,078	6.500	07/01/38	793,412
3,853,788	5.500	08/01/38	4,019,937
19,473,998	6.000	08/01/38	20,439,352
411,697	6.500	08/01/38	433,746
6,098,799	5.500	09/01/38	6,356,510
4,503,141	6.000	09/01/38	4,703,291
1,112,845	6.500	09/01/38	1,172,447
1,216	5.000	10/01/38	1,256
3,316,881	5.500	10/01/38	3,457,169

18,303,759	6.000	10/01/38	19,178,670
2,537,371	5.500	11/01/38	2,648,706
6,158,543	6.000	11/01/38	6,446,641
782,991	5.500	12/01/38	817,219
106,825	6.000	12/01/38	111,153
370,636	6.500	12/01/38	390,486
4,639,677	5.500	01/01/39	4,855,054
241,570	6.000	01/01/39	252,587
2,515,213	6.500	01/01/39	2,668,935
1,155,880	5.500	02/01/39	1,202,042
1,000,000	5.000	03/01/39	1,032,891
111,282	5.500	03/01/39	116,055

			379,473,674

GNMA – 2.0%
7,451,076	6.000	08/15/38	7,795,336
5,111,581	6.000	09/15/38	5,347,750
41,843	6.000	10/15/38	44,151
153,626	6.000	11/15/38	161,728
1,324,215	6.000	12/15/38	1,389,139
3,521,663	6.000	01/15/39	3,688,722
11,000,000	4.500	TBA-30yr (g)	11,171,875

			29,598,701

TOTAL FEDERAL AGENCIES			$570,622,737

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,089,793,125)			$887,820,151

Agency Debentures – 3.7%

FHLMC
$25,100,000	2.125%	03/23/12	$25,290,208
15,500,000	3.750	03/27/19	15,708,181
FNMA
11,000,000	5.000	02/13/17	12,211,100
2,300,000	0.000 (h)	10/09/19	1,199,312
306,000	5.000	06/16/28	294,162
Small Business Administration
363,672	6.300	06/01/18	387,825

TOTAL AGENCY DEBENTURES
(Cost $54,461,430)			$55,090,788

Asset-Backed Securities – 2.1%

Credit Card – 0.2%
MBNA Master Credit Card Trust II Series 1999-J, Class A
$3,000,000	7.000%	02/15/12	$3,046,260

Home Equity – 1.7%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)(d)
8,718,991	1.522	10/25/37	6,539,244
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(d)
3,400,000	1.772	10/25/37	1,020,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(d)
6,500,000	1.972	10/25/37	1,787,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7(d)
$2	6.970%	12/25/13	$2
Countrywide Home Equity Loan Trust Series 2002-E, Class A(d)
1,055,614	0.816	10/15/28	495,385
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(d)
528,464	0.776	12/15/29	224,998
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(d)
16,056,801	0.706	11/15/36	4,216,975
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
2,131,738	7.000	09/25/37	742,529
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
2,673,335	7.000	09/25/37	891,570
Household Home Equity Loan Trust Series 2007-3, Class APT(d)
9,989,942	1.745	11/20/36	6,691,702
Impac CMB Trust Series 2004-08, Class 1A(d)
816,820	1.242	10/25/34	249,093
Impac CMB Trust Series 2004-10, Class 2A(d)
1,009,786	1.162	03/25/35	427,915
Morgan Stanley Capital, Inc. Series 2004-HE1, Class A4(d)
4,071,384	0.892	01/25/34	1,780,595

			25,067,508

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
1,317,448	8.330	04/01/30	990,004

Utilities – 0.1%
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A5
2,454,635	7.030	03/15/12	2,535,591

TOTAL ASSET-BACKED SECURITIES
(Cost $63,704,912)			$31,639,363

Foreign Debt Obligation – 0.9%

Supranational – 0.9%
International Bank Reconstruction & Development
$13,000,000	2.000%	04/02/12	$13,007,813
(Cost $12,964,250)

Municipal Bond – 0.0%

Ohio – 0.0%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
$72,000	5.125%	06/01/24	$51,226
(Cost $69,819)

U.S. Treasury Obligations – 2.0%

United States Treasury Inflation Protected Securities
$3,426,248	1.750%	01/15/28	$3,280,633
8,288,401	3.625 (i)	04/15/28	10,218,040
13,176,220	2.500	01/15/29	14,267,369

United States Treasury Principal-Only STRIPS(h)
4,400,000	0.000	08/15/20	2,952,528
400,000	0.000	08/15/27	200,455

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $29,724,820)			$30,919,025

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 95.0%
(Cost $1,720,361,395)			$1,427,517,944

Repurchase Agreement(j) – 1.3%

Joint Repurchase Agreement Account II
$19,900,000	0.273%	04/01/09	$19,900,000
Maturity Value: $19,900,151
(Cost $19,900,000)

TOTAL INVESTMENTS – 96.3%
(Cost $1,740,261,395)			$1,447,417,944

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.7%			54,616,307

NET ASSETS – 100.0%			$1,502,034,251

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 71,550,235, which represents approximately 4.8% of net assets as of March 31, 2009.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(e)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $11,171,875 which represents approximately 0.7% of net assets as of March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(j)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 57.

(k)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $68,819,028, which represents approximately 4.6% of net assets as of March 31, 2009.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
RRB	—	Rate Reduction Bond
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	06/17/09	$3,125,622	$3,380,297	$254,675
British Pound	Purchase	06/17/09	1,544,624	1,567,275	22,651
British Pound	Sale	06/17/09	699,215	683,171	16,044
Euro	Purchase	06/17/09	1,774,767	1,845,611	70,844
Euro	Sale	06/17/09	3,922,657	3,849,341	73,316
Japanese Yen	Sale	06/17/09	2,369,000	2,305,448	63,552
New Zealand Dollar	Purchase	06/17/09	3,074,633	3,281,847	207,214

TOTAL					$708,296

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

British Pound	Purchase	06/17/09	$1,380,587	$1,360,601	$(19,986)
British Pound	Sale	06/17/09	1,510,381	1,518,638	(8,257)
Canadian Dollar	Sale	06/17/09	1,812,399	1,863,909	(51,510)
Euro	Sale	04/17/09	4,937,705	5,141,031	(203,326)
Euro	Purchase	06/17/09	1,587,537	1,563,919	(23,618)
Euro	Sale	06/17/09	3,092,142	3,185,448	(93,306)
Japanese Yen	Purchase	06/17/09	384,981	382,403	(2,578)
New Zealand Dollar	Sale	06/17/09	3,495,805	3,860,742	(364,937)
Norwegian Krone	Purchase	06/17/09	444,000	419,444	(24,556)
Norwegian Krone	Sale	06/17/09	1,102,032	1,159,576	(57,544)
Swedish Krona	Sale	06/17/09	501,283	556,479	(55,196)
Swiss Franc	Sale	06/17/09	1,430,222	1,457,112	(26,890)

TOTAL					$(931,704)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Australian Dollar/Canadian Dollar	06/17/09	$610,197	$582,522	$27,675
Australian Dollar/Japanese Yen	06/17/09	691,833	653,739	38,094
Euro/British Pound	06/17/09	1,252,996	1,231,332	21,664
Euro/Swiss Franc	06/17/09	989,907	966,444	23,463
Norwegian Krone/Japanese Yen	06/17/09	588,588	574,829	13,759
Swedish Krona/Euro	06/17/09	960,664	954,031	6,633
Swiss Franc/Japanese Yen	06/17/09	858,021	829,965	28,056

TOTAL				$159,344

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Loss (Purchase/Sale)	Date	Current Value	Current Value	Loss

Australian Dollar/Japanese Yen	06/17/09	$687,682	$691,542	$(3,860)
British Pound/Swiss Franc	06/17/09	542,518	557,751	(15,233)
Euro/Japanese Yen	06/17/09	1,575,878	1,597,958	(22,080)
Euro/Swedish Krona	06/17/09	397,426	404,220	(6,794)
Euro/Swiss Franc	06/17/09	613,875	614,905	(1,030)
Japanese Yen/Australian Dollar	06/17/09	1,708,057	1,797,382	(89,325)

TOTAL				$(138,322)

FORWARD SALES CONTRACTS — At March 31, 2009, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FHLMC	5.500%	TBA-30yr(g)	04/13/09	$12,000,000	$12,450,000
FNMA	5.500	TBA-30yr(g)	04/13/09	8,000,000	8,302,496
FNMA	6.500	TBA-30yr(g)	04/13/09	12,000,000	12,637,500

TOTAL (Proceeds Receivable: $33,113,988)					$33,389,996

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain

Eurodollars	85	April 2009	$21,005,625	$6,416
Eurodollars	85	May 2009	21,010,938	5,085
U.K. Life Long Gilt	136	June 2009	24,043,149	415,220
2 Year Euro-Schatz	597	June 2009	85,896,798	132,137
2 Year U.S. Treasury Notes	113	June 2009	24,621,641	21,992
5 Year U.S. Treasury Notes	815	June 2009	96,793,984	121,184
10 Year U.S. Treasury Notes	(605)	June 2009	(75,067,266)	26,088
30 Year U.S. Treasury Bonds	1,158	June 2009	150,196,219	2,828,453

TOTAL				$3,556,575

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged			Upfront
	Notional			Payments	Payments		Payments made
	Amount		Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Banc of America Securities LLC	$65,000		04/19/12	4.547%	3 month LIBOR	$6,680,368	$—	$6,680,368
	47,800	(a)	06/18/12	3 month LIBOR	2.750%	(1,336,838)	(1,202,243)	(134,595)
	11,000		05/25/15	4.533	3 month LIBOR	1,488,864	—	1,488,864
	25,000		10/19/15	4.965	3 month LIBOR	4,258,112	—	4,258,112
	60,000	(a)	06/17/19	3.500	3 month LIBOR	2,975,365	81,913	2,893,452
	80,000		03/23/20	3 month LIBOR	5.108	(16,483,982)	—	(16,483,982)
	10,000		04/09/35	5.266	3 month LIBOR	3,827,955	—	3,827,955
Citibank NA	500	(a)	06/18/29	3 month LIBOR	3.500	(18,464)	(45,304)	26,840
Credit Suisse First Boston Corp.	40,900	(a)	06/18/29	3 month LIBOR	3.500	(1,510,395)	(2,808,421)	1,298,026
Deutsche Bank Securities, Inc.	19,500	(a)	06/17/14	3.250	3 month LIBOR	869,971	486,091	383,880
	16,300	(a)	06/17/19	3.500	3 month LIBOR	808,307	959,052	(150,745)
	8,500	(a)	06/18/29	3 month LIBOR	3.500	(313,897)	(640,469)	326,572
JPMorgan Securities, Inc.	34,700	(a)	06/18/12	3 month LIBOR	2.750	(970,466)	(535,069)	(435,397)
	19,500	(a)	06/17/14	3 month LIBOR	3.250	(869,971)	(200,856)	(669,115)
	74,800	(a)	06/17/16	3.500	3 month LIBOR	4,136,958	1,455,794	2,681,164
	2,800	(a)	06/18/29	3 month LIBOR	3.500	(103,401)	(263,478)	160,077

TOTAL						$3,438,486	$(2,712,990)	$6,151,476

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2009.

CREDIT DEFAULT SWAP CONTRACTS

					Credit		Upfront
					Spread at		Payments
					March 31,		made
		Notional	Rates (paid)		2009(a)		(received)
	Referenced	Amount	received by	Termination	(basis	Market	by the	Unrealized
Swap Counterparty	Obligation	(000s)	Fund	Date	points)	Value	Fund	Gain (Loss)

Protection Purchased:
Credit Suisse First Boston Corp.	Computer Sciences Corp. 5.00%, 02/15/13	$4,725	(1.180)%	03/20/18	70	$(178,265)	$—	$(178,265)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	160,000	(1.500)	12/20/13	235	5,612,992	4,894,970	718,022
JPMorgan Securities, Inc.	Nordstrom, Inc. 6.95%, 03/15/28	5,250	(0.870)	12/20/17	354	807,346	—	807,346
Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	16,200	0.090	08/25/37	3,751	(12,205,828)	(3,642,958)	(8,562,870)

TOTAL						$(5,963,755)	$1,252,012	$(7,215,767)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments
March 31, 2009

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – 26.7%

Airlines – 0.0%
United Air Lines, Inc.
$61	6.602%		09/01/13	$60

Banks – 9.0%
ANZ Capital Trust I(a)(b)
250,000	4.484		01/29/49	204,159
Bank of America Corp.(m)
1,200,000	2.100		04/30/12	1,202,438
Bank of the West(m)
1,100,000	2.150		03/27/12	1,102,054
Citigroup, Inc.
525,000	4.125		02/22/10	506,734
2,000,000	2.125	(m)	04/30/12	2,006,736
HSBC Holdings PLC
500,000	6.800		06/01/38	425,166
JPMorgan Chase & Co.
375,000	6.000		01/15/18	372,701
350,000	7.900	(b)(c)	04/30/49	224,924
JPMorgan Chase Capital XXII Series V(b)
250,000	6.450		02/02/37	150,782
Kreditanstalt fuer Wiederaufbau MTN(m)
1,500,000	4.750		05/15/12	1,604,836
MUFG Capital Finance 1 Ltd.(b)(c)
250,000	6.346		07/29/49	175,000
PNC Bank NA
250,000	6.875		04/01/18	236,947
Rabobank Nederland(a)(c)
500,000	1.413		04/06/09	499,998
Resona Preferred Global Securities Ltd.(a)(b)(c)
300,000	7.191		12/29/49	137,626
Royal Bank of Scotland Group PLC(b)
200,000	7.640	(c)	03/31/49	45,000
175,000	9.118		03/31/49	85,750
200,000	6.990	(a)(c)	10/05/49	86,000
UFJ Finance Aruba AEC
30,000	6.750		07/15/13	31,207
Wachovia Corp.
500,000	5.500		05/01/13	466,785
125,000	5.750		02/01/18	110,735
Wells Fargo & Co.
175,000	5.625		12/11/17	159,616
Wells Fargo Capital XIII(b)(c)
300,000	7.700		03/26/49	142,895

				9,978,089

Brokerage – 0.9%
Merrill Lynch & Co., Inc.
150,000	5.450		02/05/13	121,361
200,000	6.400		08/28/17	143,350
Morgan Stanley
550,000	1.648	(c)	01/09/12	461,444
325,000	6.625	(b)	04/01/18	310,079

				1,036,234

Captive Financial – 0.1%
International Lease Finance Corp.
125,000	4.950		02/01/11	80,000

Distributors(a)(b) – 0.7%
Ras Laffan Liquefied Natural Gas Co. Ltd.
8,800	3.437		09/15/09	8,657

Southern Star Central Gas Pipeline, Inc.
900,000	6.000		06/01/16	760,383

				769,040

Electric(b) – 1.7%
AEP Texas Central Co.
115,000	6.650		02/15/33	97,812
Arizona Public Service Co.
150,000	6.250		08/01/16	130,876
Commonwealth Edison Co.
75,000	5.800		03/15/18	71,058
150,000	5.875		02/01/33	123,533
125,000	5.900		03/15/36	102,362
MidAmerican Energy Holdings Co.
75,000	5.750		04/01/18	73,782
250,000	6.125		04/01/36	218,940
Nevada Power Co.
225,000	7.125		03/15/19	220,900
NiSource Finance Corp.
125,000	10.750		03/15/16	126,544
Pacific Gas & Electric Co.
175,000	6.250		03/01/39	173,351
Progress Energy, Inc.
100,000	5.625		01/15/16	94,256
150,000	7.050		03/15/19	152,823
Scottish Power PLC
125,000	4.910		03/15/10	123,688
The AES Corp.
125,000	9.500		06/01/09	125,000

				1,834,925

Energy – 1.7%
Anadarko Petroleum Corp.(b)
325,000	5.950		09/15/16	279,916
Canadian Natural Resources Ltd.(b)
175,000	5.700		05/15/17	155,205
75,000	6.500		02/15/37	57,337
Halliburton Co.(a)
25,000	7.600		08/15/96	24,419
Nexen, Inc.(b)
350,000	6.400		05/15/37	248,244
Petroleos Mexicanos(a)(b)
370,000	8.000		05/03/19	358,900
Transocean, Inc.
175,000	6.800		03/15/38	153,701
Valero Energy Corp.(b)
375,000	6.625		06/15/37	265,080
XTO Energy, Inc.(b)
150,000	5.000		01/31/15	139,903
225,000	6.500		12/15/18	223,537

				1,906,242

Entertainment(b) – 0.1%
Universal City Development Partners
125,000	11.750		04/01/10	106,563

Food & Beverage – 1.0%
Anheuser-Busch InBev Worldwide, Inc.(a)(b)
400,000	7.750		01/15/19	398,840
Cargill, Inc.(a)(b)
250,000	5.200		01/22/13	244,613

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Food & Beverage – (continued)

General Mills, Inc.(b)
	$200,000	5.650%	02/15/19	$203,611
Kraft Foods, Inc.
	150,000	6.500	08/11/17	154,461
Land O’ Lakes, Inc.(b)
	125,000	8.750	11/15/11	125,000

				1,126,525

Health Care Services(b)(d) – 0.1%
HCA, Inc.
	125,000	9.625	11/15/16	100,313

Industrial(b)(e) – 0.1%
Allied Waste Industries, Inc.
	60,000	4.250	04/15/34	54,737

Life Insurance(a)(b) – 0.1%
Americo Life, Inc.
	50,000	7.875	05/01/13	33,245
Phoenix Life Insurance Co.
	100,000	7.150	12/15/34	14,250
Symetra Financial Corp.
	100,000	6.125	04/01/16	77,654

				125,149

Media – Cable – 1.5%
Comcast Cable Communications Holdings, Inc.
	200,000	10.625	07/15/12	220,112
	175,000	9.455	11/15/22	192,241
Cox Communications, Inc.(a)(b)
	150,000	5.875	12/01/16	133,018
	300,000	6.250	06/01/18	266,501
CSC Holdings, Inc. Series B
	125,000	7.625	04/01/11	124,062
EchoStar DBS Corp.(b)
	125,000	7.125	02/01/16	111,875
Rogers Communications, Inc.(b)
	225,000	6.800	08/15/18	224,883
Time Warner Cable, Inc.(b)
	250,000	5.400	07/02/12	241,486
	150,000	6.550	05/01/37	126,935

				1,641,113

Media – Non Cable(b) – 0.7%
DIRECTV Holdings LLC
	125,000	8.375	03/15/13	126,563
News America, Inc.
	175,000	6.650	11/15/37	132,642
Reed Elsevier Capital, Inc.
	225,000	8.625	01/15/19	230,695
Thomson Reuters Corp.
	275,000	6.500	07/15/18	256,178

				746,078

Metals & Mining(b) – 0.3%
ArcelorMittal
	450,000	6.125	06/01/18	325,553
GrafTech Finance, Inc.
	13,000	10.250	02/15/12	11,765

				337,318

Noncaptive-Financial – 1.5%
Countrywide Home Loans, Inc.
	50,000	6.250	04/15/09	50,008
	275,000	5.625	07/15/09	273,384
	25,000	4.125	09/15/09	24,875
GATX Financial Corp.(b)
	150,000	8.875	06/01/09	149,453
Pemex Project Funding Master Trust
	10,000	9.125	10/13/10	10,575
SLM Corp.
	300,000	5.450	04/25/11	191,910
The Bear Stearns Cos. LLC
	50,000	6.400	10/02/17	48,289
	825,000	7.250	02/01/18	844,781
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
	200,000	9.125	04/30/18	121,500

				1,714,775

Packaging(b)(c) – 0.1%
Impress Holdings BV
EUR	125,000	5.737	09/15/13	126,217

Pharmaceuticals(b) – 1.0%
Pfizer, Inc.
	$550,000	6.200	03/15/19	586,145
Roche Holdings, Inc.(a)
	500,000	6.000	03/01/19	514,630

				1,100,775

Pipelines – 1.9%
Boardwalk Pipelines LP(b)
	175,000	5.875	11/15/16	148,199
El Paso Corp.(b)
	500	7.750	01/15/32	378
Energy Transfer Partners LP(b)
	500,000	5.950	02/01/15	453,336
	175,000	6.700	07/01/18	158,387
Enterprise Products Operating LP(b)
	125,000	5.600	10/15/14	116,048
	225,000	5.000	03/01/15	192,775
	100,000	7.034 (c)	01/15/68	60,975
Gulf South Pipeline Co. LP(a)(b)
	175,000	6.300	08/15/17	146,343
ONEOK Partners LP(b)
	125,000	6.650	10/01/36	92,572
Southern Natural Gas Co.(a)(b)
	50,000	5.900	04/01/17	43,668
Tennessee Gas Pipeline Co.
	325,000	7.625	04/01/37	286,639
TEPPCO Partners LP(b)
	275,000	6.650	04/15/18	232,125
TransCanada PipeLines Ltd.(b)
	225,000	7.625	01/15/39	222,481

				2,153,926

Property/Casualty Insurance – 0.7%
CNA Financial Corp.
	150,000	7.250	11/15/23	89,830
Endurance Specialty Holdings Ltd.(b)
	75,000	6.150	10/15/15	58,766
	150,000	7.000	07/15/34	87,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Property/Casualty Insurance – (continued)

QBE Insurance Group Ltd.(a)
	$122,000	9.750%	03/14/14	$121,949
Swiss Re Capital I LP(a)(b)(c)
	100,000	6.854	05/29/49	28,385
The Chubb Corp.(b)
	75,000	6.500	05/15/38	71,973
	125,000	6.375 (c)	03/29/67	71,351
ZFS Finance USA Trust I(a)(b)(c)
	500,000	6.150	12/15/65	200,000

				729,254

Real Estate Investment Trust(b) – 0.4%
Simon Property Group LP
	450,000	6.125	05/30/18	353,737
Westfield Capital Corp.(a)
	150,000	5.125	11/15/14	115,943

				469,680

Technology(b) – 0.2%
Fiserv, Inc.
	225,000	6.125	11/20/12	221,025

Telecommunications – Internet & Data – 0.2%
Deutsche Telekom International Finance BV
	200,000	8.750	06/15/30	214,677

Tobacco – 0.9%
Altria Group, Inc.
	300,000	9.700	11/10/18	326,550
BAT International Finance PLC(a)(b)
	200,000	9.500	11/15/18	227,236
Philip Morris International, Inc.
	450,000	5.650	05/16/18	447,123

				1,000,909

Wireless Telecommunications(b) – 0.9%
AT&T, Inc.
	725,000	6.400	05/15/38	645,038
Hellas Telecommunications Luxembourg V(c)
EUR	125,000	6.112	10/15/12	80,547
Inmarsat Finance II PLC(f)
	$125,000	10.375	11/15/12	128,125
Verizon Wireless(a)
	150,000	8.500	11/15/18	171,348

				1,025,058

Wirelines Telecommunications – 0.9%
New England Telephone & Telegraph Co.(e)
	5,000	7.875	11/15/29	4,804
Nordic Telephone Co. Holdings(b)
EUR	125,000	8.250	05/01/16	138,673
Telecom Italia Capital(b)
	$175,000	6.200	07/18/11	171,500
	300,000	7.721	06/04/38	249,523

Verizon Communications, Inc.(b)
	300,000	6.400	02/15/38	268,557
	150,000	8.950	03/01/39	172,379

				1,005,436

TOTAL CORPORATE BONDS
(Cost $33,132,356)				$29,604,118

Mortgage-Backed Obligations – 58.3%

Adjustable Rate Non-Agency(c) – 7.8%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
	$147,742	5.002%	04/25/35	$81,584
American Home Mortgage Assets Series 2007-1, Class A1
	840,417	2.333	02/25/47	254,439
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
	147,796	4.861	04/25/34	97,123
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
	490,496	5.075	06/25/35	273,861
Countrywide Alternative Loan Trust Series 2005-38, Class A3
	331,216	0.872	09/25/35	131,462
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
	315,564	4.812	04/20/35	239,728
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
	171,603	4.537	11/20/34	95,022
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
	719,568	4.895	08/20/35	367,375
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
	69,813	4.750	12/25/34	56,094
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
	281,928	4.680	06/25/34	218,815
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
	684,573	5.731	12/19/35	350,848
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
	727,226	0.736	11/19/36	263,965
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A
	1,463,935	0.746	01/19/38	540,740
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	452,880	5.270	08/25/35	210,397
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
	569,578	5.062	07/25/35	381,925
Lehman XS Trust Series 2006-2N, Class 1A1
	1,538,093	0.782	02/25/46	584,417
Lehman XS Trust Series 2007-16N, Class 2A2
	1,405,969	1.372	09/25/47	498,906
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
	7,367	0.902	11/25/34	5,021
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
	754,838	2.833	12/25/46	232,110
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
	633,496	5.373	10/25/34	355,916
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	531,188	2.633	01/25/46	216,531

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
$952,550	6.546%	11/25/37	$250,937
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
621,167	5.205	09/25/35	361,047
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
699,422	5.180	09/25/35	408,366
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
219,353	4.380	05/25/34	133,777
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
87,779	5.250	09/25/34	50,377
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
404,741	5.450	11/25/34	225,704
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
1,000,000	5.250	02/25/36	183,613
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
269,352	4.176	06/25/34	208,605
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
721,892	5.295	03/25/37	428,354
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class A1
1,302,928	5.034	04/25/35	986,595

			8,693,654

Collateralized Mortgage Obligations – 2.8%
Planned Amortization Class – 0.5%
FNMA REMIC Series 2005-70, Class PA
478,183	5.500	08/25/35	500,288

Regular Floater(c) – 1.3%
FHLMC REMIC Series 3038, Class XA(g)
66,644	0.000	09/15/35	61,458
FHLMC REMIC Series 3167, Class X(g)
56,177	0.000	06/15/36	51,928
FHLMC REMIC Series 3176, Class XI(g)(h)
196,077	0.000	10/15/35	14
FNMA REMIC Series 2006-44, Class FP
624,811	0.922	06/25/36	610,902
FNMA REMIC Series 2007-53, Class FB
745,008	0.922	06/25/37	720,581

			1,444,883

Sequential Fixed Rate – 1.0%
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
665,462	6.000	03/25/35	386,722
FHLMC REMIC Series 3200, Class AD
719,902	5.500	05/15/29	735,809

			1,122,531

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$3,067,702

Commercial Mortgage-Backed Securities – 4.4%
Sequential Fixed Rate – 4.4%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
530,000	5.118	07/11/43	512,498
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
1,000,000	5.180	09/10/47	781,995
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4
1,000,000	5.540	09/11/41	756,132
GMAC Commercial Mortgage Securities, Inc. Series 2000-C3, Class A2
730,447	6.957	09/15/35	747,851
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4A
1,000,000	4.936	08/15/42	727,822
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4
700,000	5.440	06/12/47	453,851
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
1,207,000	5.156	02/15/31	919,710

			4,899,859

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$4,899,859

Federal Agencies – 43.3%
Adjustable Rate FHLMC(c) – 0.9%
628,255	4.807	09/01/35	646,230
299,528	5.743	04/01/37	309,832

			956,062

FHLMC – 6.9%
304,892	5.000	05/01/18	318,542
306,993	5.500	05/01/33	319,691
1,909,572	5.000	05/01/35	1,974,412
327,070	6.500	08/01/37	347,678
24,672	6.000	09/01/37	26,080
785,726	6.500	10/01/37	837,811
23,485	6.000	02/01/38	24,840
934,162	6.000	05/01/38	977,652
574,988	5.500	06/01/38	597,265
903,691	5.500	07/01/38	938,703
220,986	6.000	07/01/38	233,537
890,914	6.500	09/01/38	940,300
24,484	6.000	10/01/38	25,912
73,835	5.500	11/01/38	76,695

			7,639,118

FNMA – 34.6%
216,918	4.500	10/01/18	224,927
48,380	4.500	11/01/18	50,168
81,280	4.500	12/01/18	84,284
18,445	6.000	12/01/18	19,514
695,477	4.500	01/01/19	721,148
184,552	6.000	02/01/19	193,420
314,280	4.500	05/01/19	325,455
307,570	5.000	05/01/19	321,331
406,013	4.000	06/01/19	414,825
155,097	4.500	06/01/19	160,635
109,137	4.500	08/01/19	112,965

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$406,797	5.000%	08/01/19		$424,263
332,499	6.000	08/01/19		348,476
366,865	6.000	09/01/19		386,500
685,444	5.500	06/01/20		718,959
4,403,556	5.000	08/01/20		4,591,074
460,032	6.000	12/01/20		484,653
456,149	5.000	01/01/21		474,148
572,437	6.000	04/01/21		603,214
180,255	6.000	06/01/21		188,917
174,408	5.500	07/01/21		182,133
101,699	6.000	07/01/21		106,567
92,440	4.500	11/01/22		95,287
411,273	5.000	07/01/23		426,499
528,300	5.000	08/01/23		549,432
287,397	5.500	09/01/23		300,475
97,371	5.500	10/01/23		102,000
764,934	4.500	12/01/23		788,500
80	6.000	03/01/32		84
603,180	6.000	12/01/32		634,933
10,109	6.000	05/01/33		10,655
4,466	5.500	09/01/33		4,665
3,675	6.000	12/01/33		3,873
5,722	5.500	02/01/34		5,976
95,051	6.000	02/01/34		99,980
902	5.500	04/01/34		944
2,933,375	5.000	07/01/34		3,031,769
64,475	5.500	12/01/34		67,291
15,721	6.000	02/01/35		16,525
5,916	6.000	04/01/35		6,218
1,328,189	5.000	06/01/35		1,373,742
169,581	6.000	07/01/35		178,507
7,564	5.500	09/01/35		7,898
288,124	5.000	11/01/35		297,562
90,478	6.000	11/01/35		94,879
98,347	6.000	01/01/36		103,376
9,015	6.000	02/01/36		9,453
179,822	4.500	03/01/36		183,855
335,272	5.000	03/01/36		346,253
55,987	6.000	03/01/36		58,733
56,621	6.000	04/01/36		59,418
2,863	6.000	05/01/36		2,997
6,115	6.000	06/01/36		6,401
47,921	6.000	08/01/36		50,274
38,979	6.000	09/01/36		40,784
140,864	6.000	10/01/36		147,763
317,650	6.000	11/01/36		332,757
3,184	5.500	12/01/36		3,320
55,294	6.000	12/01/36		57,854
18,208	6.000	01/01/37		19,048
1,158	5.500	02/01/37		1,207
6,054	5.500	03/01/37		6,310
94,747	5.500	04/01/37		98,766
57,935	6.000	04/01/37		60,607
363,875	5.500	05/01/37		378,835
2,355	5.500	05/01/37		2,455
24,568	6.000	05/01/37		25,700
11,768	5.500	06/01/37		12,269
1,255,979	6.000	06/01/37		1,315,962
569,284	5.500	07/01/37		595,805
69,841	6.000	07/01/37		73,063

217,840	7.000	09/01/37		232,000
39,690	5.500	10/01/37		41,387
674,656	8.000	10/01/37		719,286
465,720	5.500	11/01/37		483,363
301,244	6.000	11/01/37		315,142
68,570	6.000	12/01/37		72,347
60,345	5.500	01/01/38		62,923
378,637	6.000	01/01/38		396,104
659,839	5.500	02/01/38		685,749
320,849	6.000	02/01/38		336,718
278,073	5.500	03/01/38		289,852
395,234	6.000	03/01/38		413,931
555,331	5.500	04/01/38		579,094
10,719	6.000	04/01/38		11,213
94,976	5.000	05/01/38		98,020
44,285	5.500	05/01/38		46,177
151,534	6.000	05/01/38		158,847
428,439	5.500	06/01/38		446,814
54,032	6.000	06/01/38		56,799
620,882	5.500	07/01/38		647,916
98,818	6.000	07/01/38		104,026
359,976	5.500	08/01/38		375,416
2,409,138	6.000	08/01/38		2,528,589
12,586	5.500	09/01/38		13,125
353,077	6.000	09/01/38		370,555
163,138	5.500	10/01/38		170,136
160,439	6.000	10/01/38		168,393
164,554	5.500	11/01/38		171,612
1,578,928	6.000	11/01/38		1,657,197
42,857	5.500	12/01/38		44,695
48,863	6.000	12/01/38		51,117
119,132	5.500	01/01/39		124,241
21,329	6.000	01/01/39		22,313
39,110	6.500	01/01/39		41,205
158,201	5.500	02/01/39		164,434
1,000,000	5.000	03/01/39		1,032,891
9,292	5.500	03/01/39		9,690
2,000,000	5.500	TBA-30yr(i	)	2,075,624

				38,447,476

GNMA – 0.9%
20,039	5.500	05/15/36		20,879
1,000,000	4.500	TBA-30yr(i	)	1,015,625

				1,036,504

TOTAL FEDERAL AGENCIES				$48,079,160

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $74,227,111)				$64,740,375

Agency Debentures – 7.0%

FHLB(j)
$2,400,000	4.625%	09/11/20		$2,433,891
FHLMC
1,900,000	2.125	03/23/12		1,914,398
1,200,000	5.000	02/16/17		1,319,497
300,000	3.750	03/27/19		304,029

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Agency Debentures – (continued)

FNMA
	$1,700,000	1.750%	03/23/11	$1,710,940
	100,000	0.000 (k)	10/09/19	52,144

TOTAL AGENCY DEBENTURES
(Cost $7,446,207)				$7,734,899

Asset-Backed Securities – 0.9%

Automotive – 0.0%
Nissan Auto Receivables Owner Trust Series 2006-C, Class A3
	$26,050	5.440%	04/15/10	$26,079

Home Equity – 0.9%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
	21,083	0.922	10/27/32	15,618
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
	12,196	1.182	10/25/32	6,673
Bear Stearns Asset Backed Securities Trust Series 2003-2, Class A2(c)
	4,127	0.972	03/25/43	3,846
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)
	335,346	1.522	10/25/37	251,510
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
	150,000	1.772	10/25/37	45,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
	250,000	1.972	10/25/37	68,750
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
	2,152	1.142	01/25/32	763
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)
	4,466	1.305	03/20/31	3,671
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	71,058	7.000	09/25/37	24,751
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	114,572	7.000	09/25/37	38,210
Home Equity Asset Trust Series 2002-1, Class A4(c)
	257	1.122	11/25/32	142
Household Home Equity Loan Trust Series 2007-3, Class APT(c)
	384,229	1.745	11/20/36	257,374
Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
	3,066	0.962	08/25/33	2,218
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
	9,613	1.022	12/25/33	4,880
Salomon Brothers Mortgage Securities VII Series 2002-CIT1, Class A(c)
	1,304	0.822	03/25/32	718
Wells Fargo Home Equity Trust Series 2005-3, Class AI1A(a)(c)
	248,896	0.792	11/25/35	228,596

				952,720

TOTAL ASSET-BACKED SECURITIES
(Cost $1,639,399)				$978,799

Credit Linked Note(a) – 0.0%

Brazil – 0.0%
UBS AG, Jersey Branch (Referenced Obligation: Federal Republic of Brazil Inflation Linked)
BRL	297,000	6.000%	12/31/17	$54,196
(Cost $110,082)

Foreign Debt Obligations – 1.3%

Sovereign – 0.4%
Israel Government AID Bond(m)
	$50,000	5.500%	04/26/24	$56,192
	40,000	5.500	09/18/33	46,390
Republic of Indonesia(a)
	120,000	11.625	03/04/19	129,900
Republic of Peru
	230,000	7.125	03/30/19	232,875

				465,357

Supranational – 0.9%
International Bank for Reconstruction & Development
	1,000,000	2.000	04/02/12	1,000,601

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $1,431,267)				$1,465,958

Municipal Bonds – 0.0%

New York(c) – 0.0%
New York City Municipal Water Finance Authority Water & Sewer Systems RB Residuals Series 2005-1105 (FSA)
	$10,000	8.880%	06/15/34	$9,706

Ohio – 0.0%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
	75,000	5.875	06/01/47	41,111

TOTAL MUNICIPAL BONDS
(Cost $83,747)				$50,817

U.S. Treasury Obligations – 2.6%

United States Treasury Inflation Protected Securities
	$212,732	2.000%	01/15/16	$219,446
	209,074	2.500	07/15/16	223,448
	104,685	2.375	01/15/17	111,162
	638,196	2.000	01/15/26	631,016
	628,110	2.375	01/15/27	655,982
	403,088	1.750	01/15/28	385,957
	261,052	3.625	04/15/28	321,828
United States Treasury Principal-Only STRIPS(k)
	500,000	0.000	08/15/20	335,515

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,828,570)				$2,884,354

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 96.8%
(Cost $120,898,739)				$107,513,516

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(l) – 8.6%

Joint Repurchase Agreement Account II
$9,500,000	0.273%	04/01/09	$9,500,000
Maturity Value: $9,500,072
(Cost $9,500,000)

TOTAL INVESTMENTS – 105.4%
(Cost $130,398,739)			$117,013,516

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.4)%			(5,950,603)

NET ASSETS – 100.0%			$111,062,913

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,595,717, which represents approximately 5.0% of net assets as of March 31, 2009.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(d)	Pay-in-kind security.

(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Security issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(g)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(h)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,091,249 which represents approximately 2.8% of net assets as of March 31, 2009.

(j)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(k)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 57.

(m)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $6,018,646, which represents approximately 5.4% of net assets as of March 31, 2009.

Investment Abbreviations:
BP	—	British Pound Offered Rate
EURO	—	Euro Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
KWDC	—	South Korean Won Certificate of Deposit
MTN	—	Medium-Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
TIIE	—	La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	06/17/09	$241,177	$260,821	$19,644
British Pound	Purchase	06/17/09	120,233	121,995	1,762
British Pound	Sale	06/17/09	55,820	54,539	1,281
Euro	Purchase	04/17/09	353,688	368,079	14,391
Euro	Purchase	06/17/09	139,273	144,832	5,559
Euro	Sale	06/17/09	313,967	308,266	5,701
Japanese Yen	Sale	06/17/09	185,000	180,037	4,963
New Zealand Dollar	Purchase	06/17/09	245,363	261,893	16,530

TOTAL					$69,831

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Brazilian Real	Sale	05/05/09	$70,558	$71,799	$(1,241)
British Pound	Purchase	06/17/09	110,680	109,078	(1,602)
British Pound	Sale	06/17/09	118,417	118,989	(572)
Canadian Dollar	Sale	06/17/09	130,302	134,005	(3,703)
Euro	Sale	04/17/09	691,683	720,165	(28,482)
Euro	Purchase	06/17/09	126,787	124,901	(1,886)
Euro	Sale	06/17/09	232,959	239,803	(6,844)
Japanese Yen	Purchase	06/17/09	29,584	29,386	(198)
New Zealand Dollar	Sale	06/17/09	276,102	304,795	(28,693)
Norwegian Krona	Purchase	06/17/09	36,000	34,009	(1,991)
Norwegian Krona	Sale	06/17/09	81,102	85,337	(4,235)
Swedish Krona	Sale	06/17/09	41,700	46,292	(4,592)
Swiss Franc	Sale	06/17/09	107,904	109,866	(1,962)

TOTAL					$(86,001)

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Australian Dollar/Canadian Dollar	06/17/09	$48,428	$46,232	$2,196
Australian Dollar/Japanese Yen	06/17/09	56,730	53,606	3,124
Euro/British Pound	06/17/09	98,326	96,626	1,700
Euro/Swiss Franc	06/17/09	77,067	75,240	1,827
Norwegian Krona/Japanese Yen	06/17/09	46,897	45,804	1,093
Swedish Krona/Euro	06/17/09	76,265	75,738	527
Swiss Franc/Japanese Yen	06/17/09	67,762	65,546	2,216

TOTAL				$12,683

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Loss (Purchase/Sale)	Date	Current Value	Current Value	Loss

Australian Dollar/Japanese Yen	06/17/09	$55,346	$55,657	$(311)
British Pound/Swiss Franc	06/17/09	43,057	44,266	(1,209)
Euro/Japanese Yen	06/17/09	126,230	127,998	(1,768)
Euro/Swedish Krona	06/17/09	29,472	29,996	(524)
Euro/Swiss Franc	06/17/09	47,835	47,915	(80)
Japanese Yen/Australian Dollar	06/17/09	135,358	142,518	(7,160)

TOTAL				$(11,052)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACT — At March 31, 2009, the Fund had the following forward sales contract:

	Interest	Maturity		Settlement	Principal
Description	Rate	Date		Date	Amount	Value

FNMA (Proceeds Receivable: $2,094,138)	6.000%	TBA – 30yr	(i)	04/14/09	$2,000,000	$2,049,844

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	12	June 2009	$2,967,000	$26,140
Eurodollars	7	September 2009	1,730,838	16,600
Eurodollars	(5)	December 2009	(1,234,438)	(23,725)
Eurodollars	(13)	March 2010	(3,207,750)	(65,424)
U.K. Life Long Gilt	8	June 2009	1,414,303	24,258
2 Year Euro-Schatz	(68)	June 2009	(9,783,890)	(14,589)
5 Year Euro-Bobl	(4)	June 2009	(619,473)	(1,485)
10 Year Euro-Bund	22	June 2009	3,636,989	16,057
2 Year U.S. Treasury Notes	(3)	June 2009	(653,672)	(16,484)
5 Year U.S. Treasury Notes	57	June 2009	6,769,641	116,290
10 Year U.S. Treasury Notes	(2)	June 2009	(248,156)	(8,402)
30 Year U.S. Treasury Bonds	66	June 2009	8,560,406	245,199

TOTAL				$314,435

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments made
	Amount			Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)			Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Barclays Bank PLC	JPY	16,000	(a)	06/17/14	6 month JYOR	1.250%	$(2,034)	$(2,514)	$480
Citibank NA		$313,000	(a)	06/17/14	6 month LIBOR	1.250	(39,792)	(42,398)	2,606
	EUR	180	(a)	06/17/14	3.500%	6 month EURO	8,443	1,332	7,111
	GBP	710	(a)	06/17/14	4.000	6 month BP	42,556	39,976	2,580
		$100	(a)	06/18/29	3 month LIBOR	3.500	(3,693)	(9,061)	5,368
Credit Suisse International (London)	MXN	1,300		12/03/10	8.400	Mexico Interbank TIIE 28 Days	2,947	—	2,947
	JPY	116,000		12/17/13	6 month JYOR	1.500	(30,626)	(4,126)	(26,500)
	EUR	730		12/17/13	4.500	6 month EURO	81,940	8,229	73,711
		$1,300	(a)	06/18/29	3 month LIBOR	3.500	(48,008)	(139,485)	91,477
Deutsche Bank Securities, Inc.	MXN	9,300		11/18/10	8.910	Mexico Interbank TIIE 28 Days	26,054	—	26,054
	KRW	471,000		01/28/11	2.820	3 month KWCDC	(2,404)	—	(2,404)
	GBP	480	(a)	06/17/14	4.000	6 month BP	28,770	27,122	1,648
		$100	(a)	06/17/16	3.500	3 month LIBOR	5,531	3,121	2,410
	GBP	80		12/17/18	5.250	6 month BP	16,219	6,494	9,725
		$900	(a)	06/18/29	3 month LIBOR	3.500	(33,236)	(67,721)	34,485
JPMorgan Securities, Inc.	BRL	3,500		01/04/10	10.060	Brazilian Interbank Deposit Average	3,219	—	3,219
	MXN	21,000		12/01/10	8.420	Mexico Interbank TIIE 28 Days	48,005	—	48,005
		8,000		12/03/10	8.380	Mexico Interbank TIIE 28 Days	17,950	—	17,950
		42,000		12/09/10	8.200	Mexico Interbank TIIE 28 Days	86,637	—	86,637
	KRW	458,000		01/28/11	2.830	3 month KWCDC	(2,271)	—	(2,271)
		$4,100	(a)	06/17/14	3.250	3 month LIBOR	182,917	105,216	77,701
	GBP	360	(a)	06/17/14	4.000	6 month BP	21,578	21,413	165
		$200	(a)	06/17/16	3.500	3 month LIBOR	11,062	3,893	7,169
		300	(a)	06/18/29	3 month LIBOR	3.500	(11,078)	(28,361)	17,283
UBS AG (London)	GBP	80		12/17/18	6 month BP	5.250	(16,219)	(1,983)	(14,236)

TOTAL							$394,467	$(78,853)	$473,320

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

						Credit Spread		Upfront
		Notional	Rates (paid)			at March 31,		Payments made
	Referenced	Amount	received by		Termination	2009 (basis	Market	(received) by	Unrealized
Swap Counterparty	Obligation	(000s)	Fund		Date	points)(a)	Value	the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$7,000	(1	.500)%	12/20/13	235	$245,569	$214,155	$31,414
Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	900	0.090		08/25/37	3,751	(678,102)	(202,387)	(475,715)
	ABX-HE-AAA 07-2 Index	600	0.760		01/25/38	3,406	(451,577)	(148,120)	(303,457)

TOTAL							$(884,110)	$(136,352)	$(747,758)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments
March 31, 2009

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Sovereign Debt Obligations – 43.4%

Australian Dollar – 0.1%
Australia Government Bond
AUD	1,100,000	6.000%	02/15/17	$854,483

British Pound – 4.3%
United Kingdom Treasury
GBP	7,000,000	4.500	03/07/13	10,889,650
	1,300,000	8.750	08/25/17	2,676,862
	6,500,000	4.750	03/07/20	10,517,055
	1,000,000	4.000	03/07/22	1,491,986
	1,150,000	4.750	12/07/30	1,819,953
	3,580,000	4.250	06/07/32	5,312,697
	3,300,000	4.500	12/07/42	4,882,642

				37,590,845

Canadian Dollar – 2.3%
Government of Canada
CAD	2,340,000	3.500	06/01/13	1,995,718
	10,400,000	4.500	06/01/15	9,455,355
	4,950,000	5.750	06/01/29	5,107,279
Quebec Province of Canada
	$3,350,000	5.125	11/14/16	3,507,944

				20,066,296

Danish Krone – 0.3%
Kingdom of Denmark
DKK	16,000,000	4.000	11/15/15	2,978,691

Euro – 20.3%
Federal Republic of Germany
EUR	12,500,000	4.250	01/04/14	18,132,899
	16,190,000	4.250	07/04/17	23,688,570
	4,460,000	4.750	07/04/28	6,525,163
	600,000	5.500	01/04/31	956,074
	50,000	4.000	01/04/37	67,197
	5,000,000	4.250	07/04/39	7,094,060
French Treasury Note
	10,000,000	4.500	07/12/13	14,392,391
	6,800,000	2.500	01/12/14	8,967,263
Government of Finland
	7,990,000	3.125	09/15/14	10,666,574
Government of France
	5,500,000	3.750	04/25/21	7,243,726
	3,800,000	5.500	04/25/29	5,901,402
Government of Ireland
	1,490,000	4.500	04/18/20	1,799,627
Hellenic Republic Government Bond
	5,950,000	5.500	08/20/14	8,102,641
Kingdom of Belgium
	3,900,000	5.000	09/28/12	5,600,208
	5,110,000	3.500	03/28/15	6,775,568
Kingdom of The Netherlands
	9,800,000	4.250	07/15/13	13,903,576
Kreditanstalt fuer Wiederaufbau MTN
	6,250,000	4.375	07/04/18	8,607,999
Landwirtschaftliche Rentenbank
	$8,940,000	5.000	11/08/16	9,592,440

Republic of Italy
EUR	7,980,000	4.500	02/01/18	11,011,898
	7,120,000	6.000	05/01/31	10,202,213

				179,231,489

Japanese Yen – 15.3%
Government of Japan
JPY	1,000,000,000	1.300	06/20/12	10,334,667
	3,000,000,000	1.500	06/20/12	31,196,787
	500,000,000	0.800	03/20/13	5,075,516
	800,000,000	1.100	09/20/13	8,212,970
	1,538,000,000	1.700	09/20/16	16,309,792
	589,000,000	1.700	12/20/16	6,242,638
	1,216,000,000	1.500	09/20/18	12,529,020
	400,000,000	1.900	06/20/25	4,077,050
	875,000,000	2.000	12/20/25	8,919,272
	430,000,000	2.100	12/20/26	4,430,727
	350,000,000	2.100	12/20/27	3,632,493
	285,000,000	2.500	09/20/34	3,120,765
	250,000,000	2.500	03/20/38	2,752,202
Government of Japan CPI Linked Bond
	85,680,000	0.800	12/10/15	749,338
	444,400,000	1.000	06/10/16	3,877,641
	1,521,072,000	1.200	03/10/17	13,272,212

				134,733,090

Polish Zloty – 0.3%
Government of Poland
PLN	8,000,000	4.750	04/25/12	2,223,045

Swedish Krona – 0.5%
Kingdom of Sweden
SEK	11,000,000	6.750	05/05/14	1,625,897
	20,000,000	4.500	08/12/15	2,714,359

				4,340,256

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $369,426,082)				$382,018,195

Corporate Bonds – 23.8%

Banks – 7.9%
Alliance & Leicester PLC(a)
	$2,600,000	1.404%	01/12/10	$2,534,956
Australia & New Zealand Banking Group Ltd.
EUR	1,400,000	5.250	05/20/13	1,884,955
Banca Popolare di Bergamo Capital Trust(a)
	1,180,000	8.364	12/29/49	807,390
Bancaja Emisiones SA Unipersonal(a)
	500,000	4.625	12/29/49	132,860
Banco Popolare Scarl(a)
	1,850,000	6.156	06/21/49	663,636
Bank of America Corp.
	$5,700,000	2.100 (c)	04/30/12	5,711,583
	800,000	8.000	12/29/49	320,392
BayernLB Capital Trust I(a)
	5,150,000	6.203	05/31/49	721,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Banks – (continued)

BNP Paribas
EUR	2,250,000	5.000%	12/16/13	$3,090,988
Caja de Ahorros de Valencia Castellon y Alicante(a)
	2,100,000	4.375	03/03/49	759,454
Citicorp
DEM	4,500,000	6.250	09/19/09	2,952,038
Citigroup, Inc.
	$1,600,000	6.875	03/05/38	1,347,912
Commerzbank AG
EUR	2,450,000	5.000	02/06/14	3,316,552
Credit Suisse/London
	2,200,000	6.125	05/16/14	3,002,517
Deutsche Postbank Funding Trust IV(a)
	950,000	5.983	06/29/49	328,164
HSBC Holdings PLC
	$3,900,000	6.800	06/01/38	3,316,295
Instituto de Credito Oficial(c)
	2,100,000	4.625	10/26/10	2,184,382
Intesa Sanpaolo SPA
EUR	2,000,000	5.000	04/28/11	2,724,911
	2,350,000	6.625	05/08/18	2,298,718
	2,050,000	8.047 (a)	06/20/49	1,361,815
JPMorgan Chase & Co.(a)
	$4,350,000	7.900	04/30/49	2,795,484
Nordea Bank Finland PLC
	1,010,000	6.500	04/01/09	1,010,000
RBS Capital Trust I(a)
	860,000	4.709	12/29/49	344,000
Resona Bank Ltd. MTN(a)
EUR	1,180,000	3.750	04/15/15	1,083,157
Resona Preferred Global Securities Ltd.(a)(b)
	$2,500,000	7.191	07/30/49	1,146,885
Royal Bank of Scotland Group PLC
EUR	1,150,000	5.250	05/15/13	1,449,743
	2,350,000	6.934	04/09/18	2,153,794
Schieneninfrastructurfinanzierungs-Gesellschaft mBH MTN(c)
	$760,000	4.625	11/21/13	799,297
Societe Generale(a)
EUR	2,100,000	7.756	05/22/49	1,367,129
St. George Bank Ltd.
	850,000	6.500	06/24/13	1,169,658
Sumitomo Mitsui Banking Corp.(a)
	1,750,000	4.375	10/15/49	1,168,803
UBS AG London
GBP	3,450,000	6.625	04/11/18	4,756,871
UniCredit SPA
EUR	3,600,000	5.750	09/26/17	3,685,342
US Bank NA(a)
	2,450,000	4.375	02/28/17	2,231,025
UT2 Funding PLC
	1,350,000	5.321	06/30/16	162,159
Wachovia Bank NA
	1,750,000	6.000	05/23/13	2,221,063

Wells Fargo Capital XIII(a)
	1,750,000	7.700	03/26/49	833,551
WM Covered Bond Program
EUR	600,000	4.000	09/27/16	661,643

				68,500,122

Brokerage – 1.2%
Bear Stearns & Co., Inc.
	$2,410,000	5.850	07/19/10	2,415,557
	200,000	7.250	02/01/18	204,796
Merrill Lynch & Co., Inc.
	1,700,000	6.400	08/28/17	1,218,480
Morgan Stanley
EUR	6,850,000	5.500	10/02/17	6,798,254

				10,637,087

Capital Goods(b) – 0.0%
Bombardier, Inc.
	$250,000	6.300	05/01/14	174,375
	360,000	7.450	05/01/34	207,900

				382,275

Communications – 5.3%
AT&T, Inc.
	3,300,000	5.600	05/15/18	3,211,250
	2,050,000	6.300	01/15/38	1,800,130
Bell Atlantic New Jersey, Inc.
	65,000	8.000	06/01/22	64,624
British Telecommunications PLC
EUR	1,450,000	5.250	01/22/13	1,890,811
	600,000	6.500	07/07/15	757,302
Comcast Cable Communications Holdings, Inc.
	$170,000	9.455	11/15/22	186,748
Comcast Corp.
	8,400,000	5.700	05/15/18	7,878,797
Cox Communications, Inc.
	1,850,000	4.625	01/15/10	1,832,447
Deutsche Telekom International Finance BV
	1,000,000	6.750	08/20/18	1,007,423
France Telecom SA
EUR	1,100,000	5.625	05/22/18	1,503,784
Koninklijke (Royal) KPN NV
	7,950,000	4.750	05/29/14	10,308,134
Reed Elsevier Capital, Inc.
	$2,250,000	7.750	01/15/14	2,291,706
Telecom Italia Finance SA
EUR	949,000	7.750	01/24/33	1,147,983
	$450,000	6.000	09/30/34	307,014
	400,000	7.200	07/18/36	316,506
Telefonica Emisiones SAU
EUR	2,250,000	5.580	06/12/13	3,111,315
	$2,650,000	7.045	06/20/36	2,705,607
Time Warner Cable, Inc.
	2,600,000	6.550	05/01/37	2,200,200

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Communications – (continued)

Verizon Wireless Capital LLC
EUR	2,850,000	8.750%	12/18/15	$4,262,361

				46,784,142

Consumer Noncyclical – 4.4%
Altria Group, Inc.
	$2,900,000	9.700	11/10/18	3,156,650
Anheuser-Busch InBev NV
EUR	1,200,000	8.625	01/30/17	1,684,399
BAT International Finance PLC
	3,150,000	5.875	03/12/15	4,134,450
	$550,000	9.500 (b)	11/15/18	624,899
Casino Guichard-Perrachon SA
EUR	2,200,000	6.375	04/04/13	2,934,670
	1,750,000	4.875	04/10/14	2,165,993
Diageo Finance PLC
	2,950,000	6.625	12/05/14	4,228,761
Imperial Tobacco Finance PLC
	1,650,000	7.250	09/15/14	2,167,727
	3,150,000	8.375	02/17/16	4,169,534
Imperial Tobacco Overseas BV
	$1,410,000	7.125	04/01/09	1,410,000
Pfizer, Inc.
	2,550,000	7.200	03/15/39	2,734,656
Philip Morris International, Inc.
EUR	2,000,000	5.750	03/24/16	2,663,506
Roche Holdings, Inc.(b)
	$2,650,000	5.000	03/01/14	2,712,347
Tesco PLC
EUR	2,650,000	5.875	09/12/16	3,604,032

				38,391,624

Energy – 0.6%
Canadian Natural Resources Ltd.
	$1,100,000	6.750	02/01/39	870,796
Transocean, Inc.
	1,716,000	6.800	03/15/38	1,507,152
XTO Energy, Inc.
	3,050,000	5.500	06/15/18	2,832,968

				5,210,916

Financial Companies – 1.5%
American Express Centurion
	3,250,000	5.200	11/26/10	3,049,543
Capital One Financial Corp.
	4,540,000	5.700	09/15/11	4,141,724
Countrywide Home Loans, Inc.
	1,766,000	6.250	04/15/09	1,766,286
	950,000	5.625	07/15/09	944,418
GE Capital Euro Funding
EUR	1,100,000	5.250	05/18/15	1,280,505
International Lease Finance Corp.
	$1,000,000	4.950	02/01/11	640,000
SLM Corp.
	3,475,000	8.450	06/15/18	1,876,945

				13,699,421

Insurance – 1.2%
Allianz Finance II B.V.
EUR	2,050,000	5.000	03/06/13	2,798,778
American International Group, Inc.(a)
EUR	3,300,000	4.875	03/15/67	219,229
Aviva PLC(a)
	2,250,000	6.875	05/22/38	1,214,274
AXA SA(a)
	2,280,000	5.777	07/06/49	1,035,989
	2,500,000	6.211	10/05/49	1,135,289
Endurance Specialty Holdings Ltd.
	20,000	7.000	07/15/34	11,600
Old Mutual PLC(a)
EUR	900,000	4.500	01/18/17	375,582
Resolution PLC(a)
GBP	1,950,000	6.586	04/25/49	279,796
SL Finance PLC(a)
EUR	650,000	5.314	01/06/49	209,161
GBP	2,850,000	6.546	01/06/49	1,367,878
Swiss Re Capital I LP(a)(b)
	$1,400,000	6.854	05/25/49	397,389
ZFS Finance USA Trust I(a)(b)
	950,000	6.150	12/15/65	380,000
ZFS Finance USA Trust IV(a)(b)
	1,050,000	5.875	05/09/32	415,758
ZFS Finance USA Trust V(a)(b)
	1,900,000	6.500	05/09/37	760,000

				10,600,723

Metals & Mining – 0.3%
Glencore Finance Europe SA
EUR	3,250,000	7.125	04/23/15	2,407,076

Natural Gas – 0.9%
Centrica PLC
	3,950,000	7.125	12/09/13	5,689,713
Enterprise Products Partners L.P.
	$2,300,000	6.500	01/31/19	2,113,341

				7,803,054

Real Estate Investment Trust – 0.3%
Simon Property Group LP
	2,700,000	5.600	09/01/11	2,405,603

Transportation – 0.2%
Autoroutes du Sud de la France
EUR	900,000	7.375	03/20/19	1,216,319
OeBB Infrastruktur Bau AG(c)
	$810,000	4.750	10/28/13	866,887

				2,083,206

TOTAL CORPORATE BONDS
(Cost $272,553,955)				$208,905,249

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Debt Obligation – 1.1%

Supranational – 1.1%
European Investment Bank
EUR	6,750,000	4.250%	10/15/14	$9,458,575
(Cost $9,864,716)

Asset-Backed Securities – 0.5%

Home Equity – 0.5%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
	$3,890,012	1.522%	10/25/37	$2,917,509
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	1,600,000	1.772	10/25/37	480,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,900,000	1.972	10/25/37	797,500
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	230,938	7.000	09/25/37	80,440
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	248,238	7.000	09/25/37	82,789

				4,358,238

TOTAL ASSET-BACKED SECURITIES
(Cost $8,870,086)				$4,358,238

Mortgage-Backed Obligations – 21.7%

Collateralized Mortgage Obligations – 3.8%
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1(a)
	$6,750,745	6.140%	09/25/47	$3,254,113
Countrywide Alternative Loan Trust Series 2005-46CB, Class A8
	4,610,520	5.500	10/25/35	3,574,433
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1(a)
	631,129	4.812	04/20/35	479,455
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1(a)
	1,747,522	4.895	08/20/35	892,197
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A(a)
	1,127,711	4.680	06/25/34	875,262
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(a)
	2,248,250	5.970	08/19/36	1,031,735
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1(a)
	10,329,166	0.776	07/19/47	3,983,259
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(a)
	452,880	5.270	08/25/35	210,397
Luminent Mortgage Trust Series 2006-5, Class A1A(a)
	1,890,834	0.712	07/25/36	656,927
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1(a)
	8,451,999	5.607	06/25/37	3,622,713

Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1(a)
	13,330,744	6.440	11/25/37	6,768,412
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(a)
	2,124,752	2.633	01/25/46	866,123
Residential Accredit Loans, Inc. Series 2005-QS13, Class 2A3
	3,108,506	5.750	09/25/35	2,132,761
Sequoia Mortgage Trust Series 2004-10, Class A3A(a)
	421,926	4.509	11/20/34	258,633
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1(a)
	1,002,756	4.380	05/25/34	611,554
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2(a)
	204,819	5.250	09/25/34	117,546
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(a)
	1,030,251	5.450	11/25/34	574,519
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1(a)
	7,568,348	3.133	08/25/47	2,815,531
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A(a)
	1,421,834	2.553	09/25/46	455,122
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A(a)
	2,185,173	2.333	02/25/47	672,743

				33,853,435

Commercial Mortgage-Backed Security – 1.0%
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4
	13,000,000	5.700	06/11/50	9,102,515

Federal Agencies – 16.6%
Adjustable Rate FHLMC(a) – 2.3%
	15,990,033	6.128	09/01/37	16,529,241
	1,833,230	1.056	02/15/36	1,798,870
	1,854,530	0.896	05/15/37	1,810,619

				20,138,730

Adjustable Rate FNMA(a) – 5.5%
	7,450,086	0.922	06/25/37	7,205,810
	8,846,286	5.827	09/01/37	9,177,319
	12,922,607	6.546	09/01/37	13,416,373
	8,164,501	5.959	10/01/37	8,472,070
	10,308,358	1.462	07/25/48	10,189,616

				48,461,188

FHLMC – 0.2%
	113,510	5.500	04/01/38	118,325
	1,554,140	5.500	05/01/38	1,620,069
	288,014	5.500	08/01/38	300,233

				2,038,627

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

FNMA – 8.6%
$65,557	4.500%	03/01/23	$67,531
221,261	5.500	03/01/33	230,613
180,122	5.500	05/01/33	187,735
27,538	5.500	06/01/33	28,702
160,175	5.500	06/01/34	166,945
5,751,694	5.000	06/01/35	5,948,960
1,917,868	6.500	08/01/36	2,042,604
26,209	6.500	09/01/36	27,651
158,705	6.000	11/01/36	166,497
242,975	5.500	04/01/37	253,282
645,789	5.500	05/01/37	673,218
452,040	6.000	05/01/37	474,377
883,639	5.500	06/01/37	924,853
198,058	7.000	07/01/37	209,356
345,406	6.000	08/01/37	362,420
70,594	7.000	08/01/37	74,621
33,129	7.000	09/01/37	35,019
34,803,086	6.000	10/01/37	36,368,102
623,484	6.500	11/01/37	657,038
3,385,642	8.000	11/01/37	3,609,612
30,720	5.500	01/01/38	31,886
53,922	5.000	02/01/38	55,650
277,879	5.500	02/01/38	290,926
705,376	6.000	02/01/38	740,121
5,790,798	5.000	03/01/38	5,982,077
1,150,774	5.500	03/01/38	1,204,271
446,906	6.000	03/01/38	467,293
82,302	5.000	04/01/38	85,017
661,004	5.500	04/01/38	690,807
125,650	5.000	05/01/38	129,734
2,801,470	5.500	05/01/38	2,934,262
212,121	6.000	05/01/38	222,636
3,086,553	5.500	06/01/38	3,229,364
50,615	5.000	07/01/38	52,282
2,800,732	5.500	07/01/38	2,930,208
58,686	6.000	07/01/38	61,285
122,204	6.500	07/01/38	128,750
1,207,955	5.500	08/01/38	1,260,607
529,239	5.500	09/01/38	554,368
235,969	5.500	10/01/38	246,753
961,397	6.000	10/01/38	1,009,054
202,824	5.500	11/01/38	212,855
301,576	5.500	01/01/39	313,027

			75,342,369

TOTAL FEDERAL AGENCIES
(Cost $141,057,511)			$145,980,914

Home Equity(a) – 0.3%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
34,930	0.892	10/25/34	25,016
Countrywide Alternative Loan Trust Series 2005-38, Class A1
331,216	3.133	09/25/35	130,102
Countrywide Alternative Loan Trust Series 2005-82, Class A1
4,168,570	0.792	02/25/36	1,628,675
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
1,436,168	0.755	03/20/46	507,906

			2,291,699

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $228,704,612)			$191,228,563

Agency Debentures – 2.1%

FFCB
$3,500,000	5.050%	11/06/17	$3,772,589
2,200,000	4.250	04/16/18	2,172,903
FHLB
2,900,000	2.250	04/13/12	2,922,142
FHLMC
1,200,000	3.750	03/27/19	1,216,117
FNMA
4,900,000	1.750	03/23/11	4,931,531
3,100,000	5.000	02/13/17	3,392,730

TOTAL AGENCY DEBENTURES
(Cost $18,116,426)			$18,408,012

U.S. Treasury Obligations – 2.5%

Sovereign – 2.5%
United States Treasury Bonds
$9,500,000	7.500%	11/15/24	$14,305,195
370,000	6.125	11/15/27	495,800
United States Treasury Inflation Protected Securities
7,618,246	1.750	01/15/28	7,294,470

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $20,233,198)			$22,095,465

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 8.9%

JPMorgan Corp.
$32,804,671	0.180%	04/01/09	$32,804,671
Rabobank Nederland
45,731,525	0.180	04/01/09	45,731,525

TOTAL SHORT-TERM OBLIGATIONS
(Cost $78,536,196)			$78,536,196

TOTAL INVESTMENTS – 104.0%
(Cost $1,006,305,271)			$915,008,493

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.0)%			(35,580,128)

NET ASSETS – 100.0%			$879,428,365

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $11,014,562, which represents approximately 1.3% of net assets as of March 31, 2009.

(c)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $9,562,149, which represents approximately 1.1% of net assets as of March 31, 2009.

Investment Abbreviations:
BP	—	British Pound Rate
CDOR	—	Canadian Dollar Offered Rate
CPI	—	Consumer Price Index
EURO	—	Euro Offered Rate
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	06/17/09	$3,403,305	$3,615,018	$211,713
Brazilian Real	Sale	04/17/09	1,278,923	1,258,627	20,296
British Pound	Sale	04/24/09	51,658,469	51,033,870	624,599
British Pound	Purchase	06/17/09	1,420,053	1,438,104	18,051
British Pound	Sale	06/17/09	710,309	691,782	18,527
Canadian Dollar	Sale	05/07/09	18,108,490	17,759,421	349,069
Canadian Dollar	Purchase	06/17/09	1,650,182	1,676,339	26,157
Colombian Peso	Sale	04/28/09	295,429	271,369	24,060
Czech Koruna	Purchase	06/17/09	298,280	309,334	11,054
Danish Kroner	Purchase	06/17/09	294,611	301,910	7,299
Euro	Purchase	04/17/09	25,629,047	25,981,731	352,684
Euro	Sale	04/17/09	19,335,010	18,807,138	527,872
Euro	Purchase	06/17/09	18,517,323	19,170,591	653,268
Euro	Sale	06/17/09	19,048,548	18,668,524	380,024
Hungarian Forint	Sale	06/17/09	148,037	140,717	7,320
Indian Rupee	Purchase	04/02/09	1,456,525	1,476,297	19,772
Indian Rupee	Sale	04/02/09	784,305	758,990	25,315
Indian Rupee	Purchase	04/06/09	2,415,116	2,430,479	15,363
Indian Rupee	Purchase	05/11/09	220,581	224,732	4,151
Japanese Yen	Sale	05/01/09	136,279,320	135,109,606	1,169,714
Japanese Yen	Sale	06/17/09	9,850,014	9,687,591	162,423
Kazakhstan Tenge	Sale	04/14/09	655,000	558,524	96,476
Malaysian Ringgit	Sale	04/17/09	1,577,422	1,566,809	10,613
Malaysian Ringgit	Purchase	05/06/09	152,962	156,177	3,215
Mexican Peso	Purchase	06/17/09	6,077,227	6,371,765	294,538
Mexican Peso	Sale	06/17/09	1,857,093	1,850,857	6,236
New Zealand Dollar	Purchase	06/17/09	4,294,097	4,515,172	221,075
Norwegian Krone	Purchase	06/17/09	298,280	310,504	12,224
Norwegian Krone	Sale	06/17/09	214,000	213,890	110
Philippine Peso	Purchase	04/07/09	1,140,359	1,155,709	15,350
Polish Zloty	Sale	04/21/09	4,685,889	4,556,221	129,668
Polish Zloty	Purchase	06/17/09	1,206,000	1,272,919	66,919
Polish Zloty	Sale	06/17/09	1,199,760	1,175,518	24,242
Singapore Dollar	Purchase	06/17/09	149,140	150,832	1,692
South African Rand	Purchase	06/17/09	2,245,554	2,427,746	182,192
South Korean Won	Purchase	04/03/09	2,549,895	2,811,011	261,116
Swedish Krona	Sale	04/29/09	4,640,624	4,581,654	58,970
Swiss Franc	Purchase	06/17/09	147,903	154,061	6,158
Taiwan Dollar	Purchase	04/06/09	861,000	883,018	22,018
Taiwan Dollar	Purchase	04/10/09	2,427,000	2,480,198	53,198
Taiwan Dollar	Sale	04/13/09	2,608,000	2,548,326	59,674
Taiwan Dollar	Sale	04/20/09	1,180,000	1,177,841	2,159
Taiwan Dollar	Sale	05/27/09	2,008,148	1,995,686	12,462
Turkish Lira	Purchase	06/17/09	6,077,170	6,460,547	383,377

TOTAL					$6,552,413

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments  (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	06/17/09	$737,429	$732,635	$(4,794)
Australian Dollar	Sale	06/17/09	1,972,916	1,980,522	(7,606)
Brazilian Real	Purchase	04/17/09	1,293,815	1,258,627	(35,188)
Brazilian Real	Purchase	04/30/09	1,180,000	1,136,625	(43,375)
British Pound	Purchase	06/17/09	1,416,165	1,409,399	(6,766)
British Pound	Sale	06/17/09	1,868,424	1,876,414	(7,990)
Canadian Dollar	Purchase	06/17/09	1,196,000	1,187,932	(8,068)
Canadian Dollar	Sale	06/17/09	4,466,628	4,550,253	(83,625)
Colombian Peso	Sale	04/15/09	613,234	620,965	(7,731)
Czech Koruna	Purchase	06/17/09	147,305	146,497	(808)
Danish Kroner	Sale	04/16/09	2,809,726	2,914,459	(104,733)
Euro	Purchase	04/17/09	3,077,437	3,034,279	(43,158)
Euro	Sale	04/17/09	302,665,354	314,806,660	(12,141,306)
Euro	Purchase	06/17/09	6,392,181	6,281,890	(110,291)
Euro	Sale	06/17/09	10,260,031	10,489,615	(229,584)
Hong Kong Dollar	Purchase	07/13/09	5,222,690	5,221,117	(1,573)
Hong Kong Dollar	Sale	07/13/09	5,217,000	5,221,117	(4,117)
Indian Rupee	Sale	04/02/09	712,645	717,307	(4,662)
Indian Rupee	Sale	04/06/09	2,397,568	2,430,479	(32,911)
Indian Rupee	Sale	05/11/09	1,186,442	1,222,728	(36,286)
Indonesian Rupiah	Sale	05/05/09	1,247,856	1,358,477	(110,621)
Indonesian Rupiah	Sale	05/28/09	219,643	223,972	(4,329)
Israeli Shekel	Sale	06/17/09	101,707	102,401	(694)
Japanese Yen	Purchase	06/17/09	7,671,164	7,461,689	(209,475)
Malaysian Ringgit	Sale	04/23/09	1,286,178	1,293,137	(6,959)
Malaysian Ringgit	Sale	05/06/09	1,272,013	1,300,142	(28,129)
Malaysian Ringgit	Purchase	05/11/09	222,078	221,849	(229)
Malaysian Ringgit	Sale	05/11/09	1,358,661	1,401,301	(42,640)
Mexican Peso	Sale	06/17/09	3,312,345	3,544,216	(231,871)
New Zealand Dollar	Sale	06/17/09	5,616,981	6,001,153	(384,172)
Norwegian Krone	Purchase	06/17/09	213,000	200,588	(12,412)
Polish Zloty	Purchase	04/21/09	2,414,966	2,332,911	(82,055)
Polish Zloty	Purchase	06/17/09	222,078	213,657	(8,421)
Singapore Dollar	Sale	06/17/09	6,074,482	6,164,329	(89,847)
South African Rand	Purchase	06/17/09	1,406,077	1,396,812	(9,265)
South African Rand	Sale	06/17/09	7,225,315	8,039,879	(814,564)
South Korean Won	Sale	04/03/09	2,410,773	2,730,686	(319,913)
South Korean Won	Sale	06/10/09	332,150	372,406	(40,256)
Swedish Krona	Purchase	06/17/09	148,052	144,966	(3,086)
Taiwan Dollar	Sale	04/10/09	2,504,000	2,579,570	(75,570)
Taiwan Dollar	Purchase	04/20/09	472,000	470,579	(1,421)
Taiwan Dollar	Sale	04/20/09	891,000	899,888	(8,888)
Taiwan Dollar	Sale	05/04/09	712,000	714,208	(2,208)
Taiwan Dollar	Sale	05/06/09	460,246	478,310	(18,064)
Taiwan Dollar	Sale	05/18/09	2,163,792	2,201,572	(37,780)
Turkish Lira	Purchase	06/17/09	1,331,985	1,324,648	(7,337)
Turkish Lira	Sale	06/17/09	10,653,482	11,310,428	(656,946)

TOTAL					$(16,121,724)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Australian Dollar/Canadian Dollar	06/17/09	$621,266	$598,382	$22,884
Australian Dollar/Japanese Yen	06/17/09	644,096	581,038	63,058
British Pound/Japanese Yen	06/17/09	2,540,450	2,437,615	102,835
Canadian Dollar/Euro	06/17/09	601,376	596,601	4,775
Czech Koruna/Euro	06/17/09	1,936,509	1,917,362	19,147
Euro/British Pound	06/17/09	1,881,487	1,849,450	32,037
Euro/Canadian Dollar	06/17/09	619,560	610,797	8,763
Euro/Czech Koruna	06/17/09	1,183,901	1,181,572	2,329
Euro/Japanese Yen	06/17/09	1,508,113	1,434,227	73,886
Euro/Polish Zloty	06/17/09	2,110,029	2,073,016	37,013
Euro/Swiss Franc	06/17/09	6,319,995	6,183,149	136,846
Euro/Hungarian Forint	06/17/09	2,972,377	2,912,339	60,038
Hungarian Forint/Euro	06/17/09	1,709,604	1,673,789	35,815
Japanese Yen/British Pound	06/17/09	699,340	696,089	3,251
New Zealand Dollar/Euro	06/17/09	654,018	613,875	40,143
New Zealand Dollar/Japanese Yen	06/17/09	1,892,910	1,705,874	187,036
Polish Zloty/Euro	06/17/09	1,296,297	1,268,941	27,356
Swedish Krona/Euro	06/17/09	1,493,465	1,483,387	10,078
Swiss Franc/Euro	06/17/09	2,279,654	2,257,518	22,136

TOTAL				$889,426

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Loss (Purchase/Sale)	Date	Current Value	Current Value	Loss

British Pound/Euro	06/17/09	$2,425,571	$2,447,620	$(22,049)
British Pound/Japanese Yen	06/17/09	2,089,700	2,108,619	(18,919)
Czech Koruna/Euro	06/17/09	609,236	621,632	(12,396)
Euro/British Pound	06/17/09	1,359,670	1,365,049	(5,379)
Euro/Czech Koruna	06/17/09	4,412,956	4,489,361	(76,405)
Euro/Danish Kroner	06/17/09	3,078,543	3,082,176	(3,633)
Euro/New Zealand Dollar	06/17/09	954,031	966,545	(12,514)
Euro/Norwegian Krone	06/17/09	2,622,866	2,630,479	(7,613)
Euro/Polish Zloty	06/17/09	2,807,430	2,876,871	(69,441)
Euro/Swedish Krona	06/17/09	3,684,578	3,759,461	(74,883)
Euro/Swiss Franc	06/17/09	2,300,167	2,322,611	(22,444)
Euro/Hungarian Forint	06/17/09	1,884,645	1,920,004	(35,359)
Hungarian Forint/Euro	06/17/09	1,213,968	1,227,750	(13,782)
Japanese Yen/British Pound	06/17/09	3,201,239	3,300,965	(99,726)
Japanese Yen/Euro	06/17/09	849,982	910,183	(60,201)
Japanese Yen/New Zealand Dollar	06/17/09	1,083,231	1,127,232	(44,001)
Norwegian Krone/Euro	06/17/09	2,476,123	2,507,819	(31,696)
Polish Zloty/Euro	06/17/09	743,398	762,693	(19,295)
Swedish Krona/Euro	06/17/09	2,104,967	2,118,559	(13,592)
Swiss Franc/Australian Dollar	06/17/09	835,169	847,496	(12,327)
Swiss Franc/Euro	06/17/09	612,718	633,806	(21,088)

TOTAL				$(676,743)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments  (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACT — At March 31, 2009, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: ($4,087,813)	5.000%	TBA-30yr(a)	04/13/09	$4,000,000	$4,127,500

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Australia 10 Year Treasury Bond	20	June 2009	$1,569,156	$(21,263)
Eurodollars	31	April 2009	7,660,875	2,340
Eurodollars	31	May 2009	7,662,813	1,854
Eurodollars	21	June 2009	5,192,250	45,745
Eurodollars	21	September 2009	5,192,513	49,800
2 Year German Euro Schatz	30	June 2009	4,316,422	(5,660)
5 Year German Euro Bobl	(542)	June 2009	(83,938,595)	(101,922)
10 Year German Euro Bund	165	June 2009	27,277,420	117,116
U.K. Life Long Gilt	147	June 2009	25,987,815	396,008
2 Year U.S. Treasury Notes	(297)	June 2009	(64,713,516)	(308,832)
5 Year U.S. Treasury Notes	362	June 2009	42,993,156	36,264
10 Year U.S. Treasury Notes	191	June 2009	23,698,922	783,055
30 Year U.S. Treasury Bonds	(278)	June 2009	(36,057,469)	(1,078,788)

TOTAL				$(84,283)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments made
	Amount			Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)			Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Barclays Bank PLC	JPY	539,000	(a)	06/17/14	6 month JYOR	1.250%	$(68,520)	$(84,690)	$16,170
Citibank NA		$10,000		09/21/11	5.600%	3 month LIBOR	999,660	9,750	989,910
	GBP	21,980	(a)	06/17/14	4.000	6 month BP	1,317,427	1,237,938	79,489
	EUR	7,520	(a)	06/17/14	3.500	6 month EURO	352,725	55,653	297,072
	JPY	9,156,000	(a)	06/17/14	6 month JYOR	1.250	(1,163,958)	(1,226,528)	62,570
		$3,000		12/17/28	5.000	3 month LIBOR	831,717	287,301	544,416
Credit Suisse International (London)	EUR	39,000		12/17/13	4.500	6 month EURO	4,377,653	1,700,231	2,677,422
	JPY	2,851,000		12/17/13	6 month JYOR	1.500	(752,725)	(101,419)	(651,306)
	GBP	5,000	(a)	06/17/14	4.000	6 month BP	(301,318)	(301,318)	—
Deutsche Bank Securities, Inc.		14,840	(a)	06/17/14	4.000	6 month BP	889,473	838,530	50,943
JPMorgan Securities, Inc.		10,790	(a)	06/17/14	6 month BP	4.000	646,726	641,780	4,946
Royal Bank of Canada	CAD	8,250	(a)	02/12/13	1.965	3 month CDOR	70,639	—	70,639
		8,250	(a)	02/16/13	2.030	3 month CDOR	81,954	—	81,954
		8,250	(a)	02/19/13	2.023	3 month CDOR	79,865	—	79,865
		8,250	(a)	02/22/13	1.942	3 month CDOR	63,701	—	63,701
		8,160	(a)	02/25/13	2.067	3 month CDOR	85,641	—	85,641
		10,120	(a)	02/12/17	3 month CDOR	2.625	(189,086)	—	(189,086)
		10,120	(a)	02/16/17	3 month CDOR	2.672	(211,122)	—	(211,122)
		10,180	(a)	02/19/17	3 month CDOR	2.658	(202,571)	—	(202,571)
		10,180	(a)	02/22/17	3 month CDOR	2.588	(164,378)	—	(164,378)
		10,010	(a)	02/25/17	3 month CDOR	2.765	(250,768)	—	(250,768)
		3,870	(a)	02/12/25	3.850	3 month CDOR	114,542	—	114,542
		3,870	(a)	02/16/25	3.882	3 month CDOR	124,930	—	124,930
		3,730	(a)	02/19/25	3.846	3 month CDOR	106,683	—	106,683
		3,730	(a)	02/22/25	3.786	3 month CDOR	84,398	—	84,398
		3,690	(a)	02/25/25	3.970	3 month CDOR	147,765	—	147,765
UBS AG (London)		$3,000		12/17/28	3 month LIBOR	5.000	(831,807)	10,186	(841,993)

TOTAL							$6,239,246	$3,067,414	$3,171,832

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

						Upfront
		Notional	Rates			Payments made
		Amount	paid by	Termination	Market	(received) by	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	Value	the Fund	Gain (Loss)

Protection Purchased:
Barclays Bank PLC	Peugeot SA 5.88%, 09/27/11	$1,900	(3.380)%	06/20/14	$64,648	$—	$64,648
	Renault 3.47%, 08/04/14	1,900	(3.430)	06/20/14	74,549	—	74,549
Deutsche Bank Securities, Inc.	iTraxx Europe Index	30,400	(1.650)	06/20/13	558,749	(1,123,193)	1,681,942
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index.	19,200	(1.500)	12/20/13	675,333	1,052,036	(376,703)

TOTAL					$1,373,279	$(71,157)	$1,444,436

WRITTEN OPTIONS — For the year ended March 31, 2009, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding March 31, 2008	—	$—

Contracts written	33,171,000	275,648
Contracts expired	(33,171,000)	(275,648)

Contracts Outstanding March 31, 2009	—	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2009, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Core Fixed Income	$19,900,000

Core Plus Fixed Income	9,500,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,700,000,000	0.25%	04/01/09	$1,700,011,805

Barclays Capital, Inc.	3,250,000,000	0.32	04/01/09	3,250,028,889

Citigroup Global Markets, Inc.	1,000,000,000	0.28	04/01/09	1,000,007,778

Credit Suisse Securities (USA) LLC	3,000,000,000	0.25	04/01/09	3,000,020,833

Deutsche Bank Securities, Inc.	3,002,900,000	0.25	04/01/09	3,002,920,853

Greenwich Capital Markets	500,000,000	0.30	04/01/09	500,004,167

JPMorgan Securities	3,050,000,000	0.29	04/01/09	3,050,024,569

Merrill Lynch & Co., Inc.	750,000,000	0.25	04/01/09	750,005,208

Morgan Stanley & Co.	500,000,000	0.22	04/01/09	500,003,056

UBS Securities LLC	300,000,000	0.23	04/01/09	300,001,917

UBS Securities LLC	200,000,000	0.30	04/01/09	200,001,667

TOTAL				$17,253,030,742

At March 31, 2009, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.380% to 6.900%, due 04/01/09 to 11/15/18; Federal Home Loan Mortgage Corp., 1.250% to 11.000%, due 05/12/09 to 01/01/48; Federal National Mortgage Association, 3.050% to 16.000%, due 04/01/09 to 02/01/49; Government National Mortgage Association, 5.500% due 07/20/38; Tennessee Valley Authority, 5.500% to 6.790%, due 05/23/12 to 07/18/17; U.S. Treasury Bills, 0.000%, due 12/17/09; U.S. Treasury Notes, 4.750%, due 02/15/10. The aggregate market value of the collateral, including accrued interest, was $17,671,414,639.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2009

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities, at value (identified cost $1,740,261,395, $130,398,739 and $1,006,305,271, respectively)	$1,447,417,944	$117,013,516	$915,008,493
Cash	244,110	91,555	—
Foreign currencies, at value (identified cost $172, $20,180 and $25,466)	184	20,467	25,527
Receivables:
Investment securities sold, at value	137,058,547	9,423,918	27,392,996
Fund shares sold	94,799,148	275,007	212,036
Due from broker — swap collateral(a)	15,640,000	1,502,290	627,895
Interest and dividends, at value	11,548,220	848,710	14,489,012
Due from broker — variation margin(b)	971,412	287,662	—
Due from broker — initial margin(c)	—	—	2,490,156
Reimbursement from investment adviser	—	38,406	135,459
Premium for swaps purchased	—	—	301,318
Swap contracts, at value (includes upfront payments made of $7,877,820, $430,951 and $4,700,026, respectively)	31,466,238	829,397	11,748,778
Forward foreign currency exchange contracts, at value	867,640	82,514	7,441,839
Other assets	116,428	772	38,404

Total assets	1,740,129,871	130,414,214	979,911,913

Liabilities:

Due to Custodian	—	—	3,635,920
Payables:
Investment securities purchased	152,362,171	13,371,948	2,236,829
Forward sale contracts, at value (proceeds received $33,113,988, $2,094,138 and $4,087,813, respectively)	33,389,996	2,049,844	4,127,500
Due to broker — swap collateral	7,994,576	—	7,876,611
Fund shares repurchased	6,818,084	2,169,485	60,382,100
Income distribution	1,395,713	49,288	—
Amounts owed to affiliates	724,677	84,879	619,578
Due to broker — variation margin	—	—	158,748
Swap contracts, at value (includes upfront payments received of $9,338,798, $646,156 and $1,703,769, respectively)	33,991,507	1,319,040	4,136,253
Forward foreign currency exchange contracts, at value	1,070,026	97,053	16,798,467
Accrued expenses and other liabilities	348,870	209,764	511,542

Total liabilities	238,095,620	19,351,301	100,483,548

Net Assets:

Paid-in capital	1,874,183,651	126,145,040	911,082,015
Accumulated undistributed net investment income	3,211,682	386,453	73,386,195
Accumulated net realized loss from investment, futures, option, swap and foreign currency related transactions	(84,532,163)	(2,153,771)	(8,411,717)
Net unrealized loss on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(290,828,919)	(13,314,809)	(96,628,128)

NET ASSETS	$1,502,034,251	$111,062,913	$879,428,365

Net Assets:
Class A	$600,962,877	$45,685,655	$202,925,807
Class B	17,693,976	10,626,498	6,571,587
Class C	24,654,898	11,040,242	4,863,014
Institutional	851,371,946	43,681,067	664,853,486
Service	7,332,781	10,168	214,471
Class IR	8,910	9,673	—
Class R	8,863	9,610	—

Total Net Assets	$1,502,034,251	$111,062,913	$879,428,365

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	72,640,025	4,987,194	16,502,806
Class B	2,129,482	1,161,205	536,367
Class C	2,965,364	1,206,200	397,728
Institutional	102,516,416	4,770,194	54,145,109
Service	882,391	1,110	17,485
Class IR	1,076	1,056	—
Class R	1,070	1,049	—

Net asset value, offering and redemption price per share:(d)
Class A	$8.27	$9.16	$12.30
Class B	8.31	9.15	12.25
Class C	8.31	9.15	12.23
Institutional	8.30	9.16	12.28
Service	8.31	9.16	12.27
Class IR	8.28	9.16	—
Class R	8.28	9.16	—

(a)	Represents restricted cash on deposit with the counterparties as collateral for swaps for Core Fixed Income, Core Plus Fixed Income and Global Income Funds, respectively.
(b)	Includes cash on deposit with counterparty of $222,985 for Core Plus Fixed Income Fund, relating to initial margin requirements on futures transactions.
(c)	Represents cash on deposit with counterparty for Global Income Fund, relating to initial margin requirements on futures transactions.
(d)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income and Global Income Funds (NAV per share multiplied by 1.0471) is $8.66, $9.59 and $12.88, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2009

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Investment income:

Interest (including securities lending income of $89,223, $2,805 and $178,137 respectively)	$104,940,068	$6,302,575	$53,659,095
Dividends(a)	136,122	—	37,793

Total investment income	105,076,190	6,302,575	53,696,888

Expenses:

Management fees	7,240,470	533,419	7,449,845
Distribution and Service fees(b)	2,200,796	343,997	763,316
Transfer Agent fees(b)	1,437,113	110,794	702,085
Custody and accounting fees	396,290	132,572	444,696
Professional fees	164,477	226,595	197,498
Registration fees	146,228	163,768	171,368
Printing fees	99,631	55,450	69,922
Service share fees — Service Plan	41,433	25	692
Service share fees — Shareholder Administration Plan	41,433	25	692
Trustee fees	15,055	15,055	15,055
Other	176,822	474	77,507

Total expenses	11,959,748	1,582,174	9,892,676

Less — expense reductions	(185,053)	(688,891)	(988,004)

Net expenses	11,774,695	893,283	8,904,672

NET INVESTMENT INCOME	93,301,495	5,409,292	44,792,216

Realized and unrealized gain (loss) from investment, futures, option, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(128,656,492)	(1,206,165)	(7,663,657)
Futures transactions	9,161,676	2,118,733	19,078,465
Written options	—	—	(241,205)
Swap contracts	40,796,978	(46,238)	9,343,125
Foreign currency related transactions	(1,858,422)	(140,998)	106,565,497
Net change in unrealized gain (loss) on:
Investments	(155,658,321)	(9,640,712)	(167,819,648)
Futures	7,170,545	39,331	(3,400,342)
Swap contracts	(43,152,466)	(1,050,748)	(8,687,685)
Translation of assets and liabilities denominated in foreign currencies	(91,288)	17,381	(7,247,396)

Net realized and unrealized loss from investment, futures, option, swap and foreign currency related transactions	(272,287,790)	(9,909,416)	(60,072,846)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(178,986,295)	$(4,500,124)	$(15,280,630)

(a)	Foreign taxes withheld on dividends were $5,748 for the Global Income Fund.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	$1,761,173	$186,184	$253,393	$46	$915,810	$24,204	$32,941	$457,507	$6,629	$11	$11
Core Plus Fixed Income	120,029	117,987	105,933	48	62,415	15,338	13,771	19,242	4	12	12
Global Income	624,904	82,648	55,764	—	324,950	10,744	7,249	359,031	111	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Fiscal	For the Period	For the Fiscal
	Year Ended	November 1, 2007 to	Year Ended
	March 31, 2009	March 31, 2008*	October 31, 2007

From operations:

Net investment income	$93,301,495	$51,094,956	$110,265,737
Net realized gain (loss) from investment, futures, option, swap and foreign currency related transactions	(80,556,260)	55,495,164	(19,724,855)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(191,731,530)	(130,156,152)	26,334,813

Net increase (decrease) in net assets resulting from operations	(178,986,295)	(23,566,032)	116,875,695

Distributions to shareholders:

From net investment income
Class A Shares	(34,752,817)	(16,419,344)	(32,109,154)
Class B Shares	(778,981)	(361,130)	(761,061)
Class C Shares	(1,059,866)	(438,018)	(807,123)
Institutional Shares	(60,277,695)	(35,104,003)	(70,984,275)
Service Shares	(790,612)	(540,535)	(1,657,481)
Class IR Shares(a)	(477)	(159)	—
Class R Shares(a)	(432)	(144)	—
From net realized gains
Class A Shares	(3,634,537)	—	—
Class B Shares	(105,168)	—	—
Class C Shares	(143,857)	—	—
Institutional Shares	(4,738,028)	—	—
Service Shares	(64,465)	—	—
Class IR Shares(a)	(54)	—	—
Class R Shares(a)	(54)	—	—
From capital
Class A Shares	—	—	—
Class B Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	—	—	—
Service Shares	—	—	—

Total distributions to shareholders	(106,347,043)	(52,863,333)	(106,319,094)

From share transactions:

Net proceeds from sales of shares	877,777,690	610,668,943	955,886,546
Proceeds received in connection with merger	—	—	93,427,679
Reinvestment of distributions	76,644,527	34,819,220	69,594,888
Cost of shares redeemed	(1,622,625,171)	(670,213,808)	(937,095,681)

Net increase (decrease) in net assets resulting from share transactions	(668,202,954)	(24,725,645)	181,813,432

TOTAL INCREASE (DECREASE)	(953,536,292)	(101,155,010)	192,370,033

Net assets:

Beginning of period	2,455,570,543	2,556,725,553	2,364,355,520

End of period	$1,502,034,251	$2,455,570,543	$2,556,725,553

Accumulated undistributed (distribution in excess of) net investment income	$3,211,682	$167,929	$1,417,302

*  The Fund changed its fiscal year end from October 31 to March 31.
(a) Commenced operations on November 30, 2007.
(b) Commenced operations on November 30, 2006 for Class A, Class C and Institutional Shares and June 20, 2007 for Class B and Service Shares.
(c) Net of redemption fees, remitted to the Funds as follows:

	For The Fiscal Year Ended	For the Period Ended	For the Fiscal Period Ended
Fund	March 31, 2009	March 31, 2008*	October 31, 2007

Core Plus Fixed Income	$7,409	$2,923	$913
Global Income	39,807	5,075	8,278

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund						Global Income Fund
For the Fiscal		For the Period		For the Fiscal		For the Fiscal		For the Period		For the Fiscal
Year Ended		November 1, 2007 to		Period Ended		Year Ended		November 1, 2007 to		Year Ended
March 31, 2009		March 31, 2008*		October 31, 2007(b)		March 31, 2009		March 31, 2008*		October 31, 2007

$5,409,292		$2,197,912		$3,701,530		$44,792,216		$21,915,728		$39,886,830
725,332		3,032,233		(1,761,691)		127,082,225		(53,017,129)		(9,039,050)
(10,634,748)		(4,299,282)		3,223,963		(187,155,071)		52,171,495		32,874,258

(4,500,124)		930,863		5,163,802		(15,280,630)		21,070,094		63,722,038

(2,174,067)		(1,217,640)		(962,158)		(9,173,231)		(4,769,157)		(8,314,867)
(445,794)		(277,315)		(201,220)		(243,252)		(125,053)		(269,626)
(400,284)		(223,498)		(161,994)		(166,354)		(71,854)		(113,130)
(2,343,878)		(926,013)		(2,313,517)		(35,883,234)		(19,562,324)		(28,629,452)
(442)		(228)		(158)		(10,030)		(5,409)		(9,897)
(461)		(181)		—		—		—		—
(413)		(165)		—		—		—		—

—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		—

—		—		—		—		—		(924,754)
—		—		—		—		—		(29,987)
—		—		—		—		—		(12,582)
—		—		—		—		—		(3,184,081)
—		—		—		—		—		(1,101)

(5,365,339)		(2,645,040)		(3,639,047)		(45,476,101)		(24,533,797)		(41,489,477)

47,443,891		41,418,357		113,526,251		351,504,276		220,316,317		914,681,652
—		—		107,923,394		—		—		—
4,612,943		2,225,414		3,161,540		44,395,451		24,289,339		40,918,077
(62,339,560	)(c)	(22,300,633	)(c)	(114,553,799	)(c)	(861,759,297	)(c)	(265,869,186	)(c)	(415,622,549	)(c)

(10,282,726)		21,343,138		110,057,386		(465,859,570)		(21,263,530)		539,977,180

(20,148,189)		19,628,961		111,582,141		(526,616,301)		(24,727,233)		562,209,741

131,211,102		111,582,141		—		1,406,044,666		1,430,771,899		868,562,158

$111,062,913		$131,211,102		$111,582,141		$879,428,365		$1,406,044,666		$1,430,771,899

$386,453		$(41,489)		$328,928		$73,386,195		$(35,784,934)		$(5,642,679)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified

Global Income	A, B, C, Institutional and Service	Non-diversified

Class A Shares of the Funds are sold with front-end sales charges of up to 4.50%. Class B Shares of the Funds are sold with contingent deferred sales charges that decline from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to Management Agreements with the Trust on behalf of Core Fixed Income and Core Plus Fixed Income. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a Management Agreement with the Trust on behalf of Global Income (the Management Agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time it determines a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Redemption Fees — All classes of the Core Plus Fixed Income and Global Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income and Core Plus Fixed Income	Daily/Monthly	Annually

Global Income	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GAAP establishes financial statement accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return. GSAM and GSAMI have reviewed the tax positions for the Funds for the open tax years (tax years ended October 31, 2006-7 and March 31, 2008-9) and determined that they did not have a material impact on the Funds’ financial statements.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

AUD = Australian Dollar	GBP = British Pound
BRL = Brazilian Real	JPY = Japanese Yen
CAD = Canadian Dollar	KRW = South Korean Won
DEM = German Mark	MXN = Mexican Peso
DKK = Danish Krone	PLN = Polish Zloty
EUR = Euro	SEK = Swedish Krona

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

J. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other party.

K. Options — The Funds may write and/or purchase call and put options on futures, currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the-counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

L. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period that the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements. Under these arrangements, the Funds are permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

M. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain and loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, counterparty and interest rate risks.

N. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Funds’ books.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as realized gains or losses ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as realized gains or losses on the termination date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a trustworthy and transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
Credit default swaps meet the definition of a credit derivative as defined by the Financial Accounting Standards Board (“FASB”) Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

O. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

P. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. AGREEMENTS

A. Management Agreement — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)

For the fiscal year ended March 31, 2009, contractual management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
	Up to	Next	Next	Next	Over	Effective
Fund	$1 Billion	$1 Billion	$3 Billion*	$3 Billion*	$8 Billion*	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.38%

Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45

Global Income	0.65	0.59	0.56	0.55	0.54	0.64

*	Effective July 1, 2008, GSAM and GSAMI implemented these additional asset level breakpoints to their contractual management rates.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25%	0.25%	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Core Fixed Income	$77,100	$100	$2,700

Core Plus Fixed Income	17,500	—	—

Global Income	9,500	—	—

C. Transfer Agency Agreement — Goldman Sachs serves as transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares of the Funds.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

3. AGREEMENTS (continued)

provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM and GSAMI have voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations for Core Fixed Income, Core Plus Fixed Income and Global Income as an annual percentage rate of average daily net assets were 0.104%, 0.004% and 0.004%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Expense Credits
	Custody	Transfer	Other Expense	Total Expense
Fund	Fee	Agent Fee	Reimbursement	Reductions

Core Fixed Income	$180	$5	$—	$185

Core Plus Fixed Income	27	3	659	689

Global Income	57	2	929	988

As of March 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Core Fixed Income	$466	$162	$97	$725

Core Plus Fixed Income	48	28	9	85

Global Income	518	53	49	620

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM, GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2009, the Funds did not have any borrowings under the facility.

4. FAIR VALUE OF INVESTMENTS

For the fiscal year ended March 31, 2009, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

	Core Fixed Income				Core Plus Fixed Income
	Investments in	Investments in			Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets(a)	Liabilities(a)	Long-Assets	Short-Liabilities	Assets(a)	Liabilities(a)

Level 1	$30,919,025	$—	$3,556,575	$—	$2,884,354	$—	$444,544	$(130,109)
Level 2	1,413,691,419	(33,389,996)	32,333,878	(35,061,533)	113,961,216	(2,049,844)	911,911	(1,416,093)
Level 3	2,807,500	—	—	—	167,946	—	—	—

Total	$1,447,417,944	$(33,389,996)	$35,890,453	$(35,061,533)	$117,013,516	$(2,049,844)	$1,356,455	$(1,546,202)

	Global Income
	Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets(a)	Liabilities(a)

Level 1	$375,516,746	$—	$1,432,182	$(1,516,465)
Level 2	538,214,247	(4,127,500)	19,190,617	(20,934,720)
Level 3	1,277,500	—	—	—

Total	$915,008,493	$(4,127,500)	$20,622,799	$(22,451,185)

(a)	Derivatives may include open forward foreign currency contracts, futures contracts, swap contracts and written options.
The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2009. All the amounts in the following table reflect Investments in Securities Long-Assets:

Level 3	Core Fixed Income	Core Plus Fixed Income	Global Income

Beginning Balance as of March 31, 2008	$28,503,559	$515,431	$4,677,235
Realized gain (loss)	—	—	—
Unrealized losses relating to instruments still held at reporting date	(2,977,500)	(178,495)	(1,357,500)
Net purchase (sales)	—	—	—
Net transfers in and/or out of Level 3	(22,718,559)	(168,990)	(2,042,235)

Ending Balance as of March 31, 2009	$2,807,500	$167,946	$1,277,500

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2009, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$7,872,982,928	$280,553,662	$8,888,939,717	$435,216,800

Core Plus Fixed Income	386,205,939	36,989,624	404,556,965	29,116,615

Global Income	1,332,152,513	483,378,776	1,528,968,851	571,031,255

For the fiscal year ended March 31, 2009, Goldman Sachs earned approximately $229,000 and $17,400 in brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as Futures Commission Merchant, executed on behalf of the Core Fixed Income and Core Plus Fixed Income Funds, respectively.

6. SECURITIES LENDING

The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the State Street Navigator Securities Lending Prime Portfolio (the “Portfolio”). The Portfolio is a private, registered money market fund and is managed by State Street Global Advisors (“SSgA”). The Portfolio has been established primarily for the investment of cash collateral on behalf of funds participating in SSB’s securities lending program and intends to comply with the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended March 31, 2009, are reported parenthetically under Investment Income on the Statements of Operations. Effective October 2, 2008, the Funds suspended this program but may resume lending securities in the future.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income

Distributions paid from:
Ordinary income	$104,564,631	$5,365,339	$45,476,101
Net Long-Term Capital Gains	1,782,412	—	—

Total taxable distributions	$106,347,043	$5,365,339	$45,476,101

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal period ended March 31, 2008 was as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income

Distributions paid from:
Ordinary income	$52,863,333	$2,645,040	$24,533,797

Total taxable distributions	$52,863,333	$2,645,040	$24,533,797

The tax character of distributions paid during the fiscal period ended October 31, 2007 was as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income

Distributions paid from:
Ordinary income	$106,319,094	$3,639,047	$37,336,972

Total taxable distributions	$106,319,094	$3,639,047	$37,336,972

Tax return of capital distributions	$—	$—	$4,152,505

As of March 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income

Undistributed ordinary income — net	$6,551,760	$436,008	$82,378,394

Capital loss carryforward:[1,2]
Expiring 2014	—	—	(1,862,606)
Expiring 2015	—	(1,756,644)	—
Expiring 2017	(8,343,574)	—	—

Total capital loss carryforward	$(8,343,574)	$(1,756,644)	$(1,862,606)

Timing differences (Post October loss deferrals, straddle loss deferrals and distributions payable)	$(73,713,124)	$(135,631)	$(22,743,439)
Unrealized losses — net	(296,644,462)	(13,625,860)	(89,425,999)

Total accumulated losses — net	$(372,149,400)	$(15,082,127)	$(31,653,650)

[1]	Expiration occurs on March 31 of the year indicated.

[2]	The Core Plus Fixed Income and Global Income Funds utilized approximately $431,500 and $14,109,000, respectively of capital losses in the current fiscal year.
At March 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income

Tax cost	$1,741,172,638	$130,437,356	$1,007,631,063

Gross unrealized gain	27,099,770	2,066,725	33,022,833
Gross unrealized loss	(320,854,464)	(15,490,565)	(125,645,403)

Net unrealized security loss	$(293,754,694)	$(13,423,840)	$(92,622,570)

Net unrealized gain (loss) on other investments	(2,889,768)	(202,020)	3,196,571

Net unrealized loss	$(296,644,462)	$(13,625,860)	$(89,425,999)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

7. TAX INFORMATION (continued)

The difference between book and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and foreign currency contracts and differences in the tax treatment of swap transactions, market discount accretion and premium amortization.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from differences in the tax treatment of swaps, foreign currency and certain derivative transactions, recognition of income gain/(loss) on certain bonds, inflation-indexed foreign securities, consent fees and class action payments.

			Accumulated net
		Accumulated	realized loss on
	Paid-in	undistributed net	investment
Fund	Capital	investment income	transactions

Core Fixed Income	$(16,214)	$7,403,138	$(7,386,924)

Core Plus Fixed Income	—	383,989	(383,989)

Global Income	(106,390)	109,855,014	(109,748,624)

8. OTHER RISKS

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Trust may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and/or the Profit Sharing Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of March 31, 2009, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

			Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and
	Balanced Strategy	Growth Strategy	Income Strategy
Fund	Portfolio	Portfolio	Portfolio

Core Fixed Income	—%	7%	10%

Global Income	11	7	55

As of March 31, 2009, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 100% of the Service Shares of the Core Plus Fixed Income Fund and 100% of the Class IR and Class R Shares of the Core Fixed Income and Core Plus Fixed Income Funds.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

Portfolio Concentrations — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Mergers and Reorganizations — At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Signal Agreement”) providing for the tax-free reorganization of the Signal Income Fund into the Goldman Sachs Core Fixed Income Fund. The reorganization was completed on April 30, 2007, as of the close of business on April 27, 2007.
Pursuant to the Signal Agreement, the assets and liabilities of the Signal Income Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into the Goldman Sachs Core Fixed Income Fund’s (“Survivor Fund”) Class A, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Core Fixed Income Class A/ Signal Income Class A	23,514	$230,909	23,842

Core Fixed Income Institutional Class/ Signal Income Institutional Class	9,461,522	93,196,770	9,622,019

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	Reorganization	Reorganization	after Reorganization	Depreciation	Carryforward

Core Fixed Income/ Signal Income	$2,284,620,154	$93,427,679	$2,378,047,833	$(847,168)	$(531,167)

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Multi-Manager Core Bond Fund by the Core Plus Fixed Income Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Core Bond Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were transferred into the Core Plus Fixed Income

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

9. OTHER MATTERS (continued)

Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Core Plus Fixed Income Class A/
AXA Enterprise Multi-Manager Core Bond Class A	3,094,089	$30,260,288	3,168,607

Core Plus Fixed Income Class A/
AXA Enterprise Multi-Manager Core Bond Class P	578,343	5,656,165	592,910

Core Plus Fixed Income Class B/
AXA Enterprise Multi-Manager Core Bond Class B	1,645,941	16,080,867	1,687,728

Core Plus Fixed Income Class C/
AXA Enterprise Multi-Manager Core Bond Class C	1,137,825	11,116,583	1,167,239

Core Plus Fixed Income Institutional Class/
AXA Enterprise Multi-Manager Core Bond Class Y	4,581,724	44,809,491	4,692,118

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	Reorganization	Reorganization	after Reorganization	Depreciation	Carryforward

Core Plus Fixed Income/AXA Enterprise Multi-Manager Core Bond	$75,344,672	$107,923,394	$183,268,066	$(1,604,742)	$(3,702,687)

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for the first interim or annual period beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. GSAM does not believe the adoption of FAS 161 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,946,906	$264,019,566	14,802,533	$147,356,297	28,772,067	$281,982,501
Shares issued in connection with merger	—	—	—	—	23,514	230,909
Reinvestment of distributions	3,709,258	32,487,037	1,406,889	13,913,927	2,776,234	27,235,819
Shares converted from Class B(a)	130,698	1,145,012	72,278	712,619	142,820	1,400,465
Shares redeemed	(45,807,093)	(400,392,590)	(12,546,680)	(124,245,746)	(23,569,984)	(230,861,469)

	(12,020,231)	(102,740,975)	3,735,020	37,737,097	8,144,651	79,988,225

Class B Shares
Shares sold	777,078	6,723,065	520,779	5,211,062	564,864	5,559,937
Reinvestment of distributions	83,736	732,867	29,689	294,866	62,728	618,008
Shares converted to Class A(a)	(130,102)	(1,145,012)	(71,986)	(712,619)	(142,240)	(1,400,465)
Shares redeemed	(830,260)	(7,345,882)	(343,035)	(3,390,951)	(720,795)	(7,082,601)

	(99,548)	(1,034,962)	135,447	1,402,358	(235,443)	(2,305,121)

Class C Shares
Shares sold	1,347,563	11,823,361	923,115	9,242,551	1,372,895	13,534,119
Reinvestment of distributions	114,996	1,006,045	36,201	359,330	69,831	688,212
Shares redeemed	(1,451,658)	(12,902,171)	(326,272)	(3,253,007)	(1,243,093)	(12,247,048)

	10,901	(72,765)	633,044	6,348,874	199,633	1,975,283

Institutional Shares
Shares sold	67,209,491	591,990,347	45,328,744	446,516,643	65,769,913	647,150,046
Shares issued in connection with merger	—	—	—	—	9,461,522	93,196,770
Reinvestment of distributions	4,736,481	41,826,608	2,007,200	19,940,315	4,089,098	40,274,233
Shares redeemed	(133,076,299)	(1,184,116,634)	(53,859,540)	(531,771,698)	(67,274,876)	(661,743,156)

	(61,130,327)	(550,299,679)	(6,523,596)	(65,314,740)	12,045,657	118,877,893

Service Shares
Shares sold	347,779	3,221,342	232,626	2,322,390	776,618	7,659,943
Reinvestment of distributions	66,463	590,953	31,234	310,479	79,034	778,616
Shares redeemed	(2,050,349)	(17,867,894)	(763,527)	(7,552,406)	(2,561,838)	(25,161,407)

	(1,636,107)	(14,055,599)	(499,667)	(4,919,537)	(1,706,186)	(16,722,848)

Class IR Shares(b)
Shares sold	—	—	999	10,000	—	—
Reinvestment of distributions	61	531	16	159	—	—

	61	531	1,015	10,159	—	—

Class R Shares(b)
Shares sold	1	9	999	10,000	—	—
Reinvestment of distributions	55	486	15	144	—	—

	56	495	1,014	10,144	—	—

NET INCREASE (DECREASE)	(74,875,195)	$(668,202,954)	(2,517,723)	$(24,725,645)	18,448,312	$181,813,432

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows (continued):

	Core Plus Fixed Income Fund

			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Period Ended
	March 31, 2009		March 31, 2008*		October 31, 2007(a)

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,050,460	$19,190,393	1,255,847	$12,723,275	3,097,810	$30,736,724
Shares issued in connection with merger	—	—	—	—	3,672,432	35,916,453
Reinvestment of distributions	217,981	2,032,542	112,800	1,137,371	87,947	873,409
Shares converted from Class B(b)	39,398	367,120	39,019	391,715	17,219	171,479
Shares redeemed	(2,805,820)	(26,317,339)	(1,279,588)	(12,825,397)	(1,518,311)	(15,004,556)

	(497,981)	(4,727,284)	128,078	1,426,964	5,357,097	52,693,509

Class B Shares
Shares sold	264,197	2,441,715	102,329	1,032,094	29,565	292,780
Shares issued in connection with merger	—	—	—	—	1,645,941	16,080,867
Reinvestment of distributions	43,561	406,059	24,937	251,341	18,359	182,178
Shares converted to Class A(b)	(39,441)	(367,120)	(39,057)	(391,715)	(17,235)	(171,479)
Shares redeemed	(505,883)	(4,719,198)	(199,339)	(2,004,726)	(166,729)	(1,650,419)

	(237,566)	(2,238,544)	(111,130)	(1,113,006)	1,509,901	14,733,927

Class C Shares
Shares sold	508,268	4,737,627	187,754	1,905,306	190,328	1,877,629
Shares issued in connection with merger	—	—	—	—	1,137,825	11,116,583
Reinvestment of distributions	33,676	313,910	18,473	186,154	13,798	136,957
Shares redeemed	(520,651)	(4,894,598)	(202,843)	(2,042,875)	(160,428)	(1,586,591)

	21,293	156,939	3,384	48,585	1,181,523	11,544,578

Institutional Shares
Shares sold	2,238,358	21,074,156	2,537,206	25,737,682	8,080,609	80,609,108
Shares issued in connection with merger	—	—	—	—	4,581,724	44,809,491
Reinvestment of distributions	199,835	1,859,114	64,558	649,974	198,883	1,968,839
Shares redeemed	(2,847,237)	(26,408,425)	(541,427)	(5,427,635)	(9,742,315)	(96,312,233)

	(409,044)	(3,475,155)	2,060,337	20,960,021	3,118,901	31,075,205

Service Shares
Shares sold	—	—	—	—	1,025	10,010
Reinvestment of distributions	47	443	22	228	16	157

	47	443	22	228	1,041	10,167

Class IR Shares(c)
Shares sold	—	—	988	10,000	—	—
Reinvestment of distributions	50	462	18	181	—	—

	50	462	1,006	10,181	—	—

Class R Shares(c)
Shares sold	—	—	988	10,000	—	—
Reinvestment of distributions	45	413	16	165	—	—

	45	413	1,004	10,165	—	—

NET INCREASE (DECREASE)	(1,123,156)	$(10,282,726)	2,082,701	$21,343,138	11,168,463	$110,057,386

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on November 30, 2006 for Class A, Class C and Institutional Shares and June 20, 2007 for Class B and Service Shares.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Income Fund

			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,197,277	$139,245,158	3,800,722	$50,053,238	15,075,138	$192,152,271
Reinvestment of distributions	701,074	8,709,903	353,302	4,624,668	699,165	8,922,506
Shares converted from Class B(a)	84,894	1,050,817	48,008	628,070	70,217	895,407
Shares redeemed	(19,637,024)	(244,444,299)	(5,151,710)	(67,996,190)	(10,589,392)	(135,013,641)

	(7,653,779)	(95,438,421)	(949,678)	(12,690,214)	5,255,128	66,956,543

Class B Shares
Shares sold	99,520	1,231,375	111,464	1,468,150	45,674	581,353
Reinvestment of distributions	15,885	196,721	7,764	101,287	19,021	241,780
Shares converted to Class A(a)	(85,216)	(1,050,817)	(48,192)	(628,070)	(70,504)	(895,407)
Shares redeemed	(308,240)	(3,820,497)	(120,430)	(1,573,872)	(525,606)	(6,681,886)

	(278,051)	(3,443,218)	(49,394)	(632,505)	(531,415)	(6,754,160)

Class C Shares
Shares sold	104,022	1,298,120	216,517	2,856,108	155,547	1,978,412
Reinvestment of distributions	9,958	122,967	4,178	54,426	7,386	93,740
Shares redeemed	(192,065)	(2,372,086)	(155,705)	(2,017,274)	(297,209)	(3,767,219)

	(78,085)	(950,999)	64,990	893,260	(134,276)	(1,695,067)

Institutional Shares
Shares sold	17,016,900	209,631,222	12,666,450	165,933,239	56,619,606	719,904,481
Reinvestment of distributions	2,851,418	35,361,667	1,492,309	19,507,191	2,483,178	31,656,557
Shares redeemed	(49,263,198)	(610,870,162)	(15,013,398)	(194,278,693)	(21,115,181)	(270,026,669)

	(29,394,880)	(365,877,273)	(854,639)	(8,838,263)	37,987,603	481,534,369

Service Shares
Shares sold	7,908	98,401	427	5,582	5,127	65,135
Reinvestment of distributions	339	4,193	135	1,767	274	3,494
Shares redeemed	(20,232)	(252,253)	(242)	(3,157)	(10,482)	(133,134)

	(11,985)	(149,659)	320	4,192	(5,081)	(64,505)

NET INCREASE (DECREASE)	(37,416,780)	$(465,859,570)	(1,788,401)	$(21,263,530)	42,571,959	$539,977,180

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$9.57	$0.42	$(1.23)	$(0.81)	$(0.44)	$(0.05)	$—	$(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	—	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	—	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	—	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	—	(0.47)

FOR THE FISCAL PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	—	(0.19)
2008 - IR (Commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	—	(0.16)
2008 - R (Commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	—	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

2005 - A	10.25	0.32	(0.20)	0.12	(0.37)	(0.13)	—	(0.50)
2005 - B	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - C	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - Institutional	10.28	0.36	(0.21)	0.15	(0.40)	(0.13)	—	(0.53)
2005 - Service	10.29	0.31	(0.21)	0.10	(0.35)	(0.13)	—	(0.48)

2004 - A	10.31	0.30	0.32	0.62	(0.33)	(0.35)	—	(0.68)
2004 - B	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - C	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - Institutional	10.35	0.34	0.31	0.65	(0.37)	(0.35)	—	(0.72)
2004 - Service	10.35	0.29	0.32	0.61	(0.32)	(0.35)	—	(0.67)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 371% for the fiscal year ended March 31, 2009, 193% for the period ended March 31, 2008, 141% for the fiscal year ended October 31, 2007 and 516% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratios assuming no
							expense reductions
		Net assets,	Ratio of		Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		net investment		total expenses		net investment		Portfolio
value, end	Total	period	to average		income to average		to average		income to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$8.27	(8.63)%	$600,963	0.80%		4.70%		0.81%		4.69%		413%
8.31	(9.26)	17,694	1.55		3.95		1.56		3.94		413
8.31	(9.26)	24,655	1.55		3.95		1.56		3.94		413
8.30	(8.27)	851,372	0.46		5.04		0.47		5.03		413
8.31	(8.72)	7,333	0.96		4.55		0.97		4.54		413
8.28	(8.39)	9	0.55		4.97		0.56		4.96		413
8.28	(8.81)	9	1.05		4.51		1.06		4.50		413

9.57	(0.99)	809,957	0.78	(d)	4.63	(d)	0.78	(d)	4.63	(d)	239
9.61	(1.28)	21,415	1.53	(d)	3.89	(d)	1.53	(d)	3.89	(d)	239
9.61	(1.38)	28,402	1.53	(d)	3.89	(d)	1.53	(d)	3.89	(d)	239
9.60	(0.94)	1,571,578	0.44	(d)	4.97	(d)	0.44	(d)	4.97	(d)	239
9.61	(1.04)	24,199	0.94	(d)	4.47	(d)	0.94	(d)	4.47	(d)	239
9.58	(2.75)	10	0.53	(d)	4.66	(d)	0.53	(d)	4.66	(d)	239
9.57	(2.90)	10	1.03	(d)	4.22	(d)	1.03	(d)	4.22	(d)	239

9.86	4.84	798,223	0.80		4.51		0.81		4.50		166
9.90	4.05	20,736	1.55		3.74		1.56		3.73		166
9.91	4.05	23,008	1.55		3.76		1.56		3.75		166
9.90	5.21	1,684,860	0.44		4.87		0.45		4.86		166
9.91	4.68	29,899	0.94		4.32		0.95		4.31		166

9.82	4.21	714,877	0.83		4.25		0.84		4.24		562
9.86	3.42	22,971	1.58		3.49		1.59		3.48		562
9.87	3.52	20,937	1.58		3.49		1.59		3.48		562
9.86	4.69	1,558,971	0.46		4.65		0.47		4.64		562
9.86	4.06	46,600	0.96		4.13		0.97		4.12		562

9.87	1.14	658,114	0.86		3.14		0.87		3.13		283
9.91	0.38	29,096	1.61		2.40		1.62		2.39		283
9.91	0.38	23,432	1.61		2.40		1.62		2.39		283
9.90	1.53	1,098,280	0.47		3.54		0.48		3.53		283
9.91	1.02	31,682	0.97		3.03		0.98		3.02		283

10.25	6.24	523,045	0.90		2.96		0.90		2.96		549
10.29	5.43	32,040	1.65		2.21		1.65		2.21		549
10.29	5.42	24,323	1.65		2.21		1.65		2.21		549
10.28	6.55	860,021	0.50		3.36		0.50		3.36		549
10.29	6.22	20,221	1.00		2.86		1.00		2.86		549

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		Investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$9.90	$0.43	$(0.75)	$(0.32)	$(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)

FOR THE FISCAL PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.99	0.18	(0.05)	0.13	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)
2008 - IR (Commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)
2008 - R (Commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)

FOR THE FISCAL PERIOD ENDED OCTOBER 31,

2007 - A (Commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 330% for the fiscal year ended March 31, 2009, 63% for the period ended March 31, 2008 and 312% for the period ended October 31, 2007.

(d)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.16	(3.17)%	$45,686	0.75	%(d)	4.57	%(d)	1.33	%(d)	3.99	%(d)	365%
9.15	(4.00)	10,626	1.50	(d)	3.82	(d)	2.08	(d)	3.24	(d)	365
9.15	(4.00)	11,040	1.50	(d)	3.82	(d)	2.08	(d)	3.24	(d)	365
9.16	(2.84)	43,681	0.41	(d)	4.91	(d)	0.99	(d)	4.33	(d)	365
9.16	(3.34)	10	0.91	(d)	4.38	(d)	1.49	(d)	3.80	(d)	365
9.16	(3.02)	10	0.50	(d)	4.82	(d)	1.08	(d)	4.24	(d)	365
9.16	(3.49)	10	1.00	(d)	4.32	(d)	1.58	(d)	3.74	(d)	365

9.90	1.21	54,330	0.79	(e)	4.37	(e)	1.21	(e)	3.95	(e)	96
9.90	0.99	13,843	1.54	(e)	3.63	(e)	1.96	(e)	3.21	(e)	96
9.90	0.99	11,727	1.54	(e)	3.63	(e)	1.96	(e)	3.21	(e)	96
9.90	1.45	51,281	0.45	(e)	4.73	(e)	0.87	(e)	4.31	(e)	96
9.90	1.26	11	0.95	(e)	4.26	(e)	1.37	(e)	3.84	(e)	96
9.91	(0.26)	10	0.54	(e)	4.49	(e)	0.96	(e)	4.07	(e)	96
9.91	(0.41)	10	1.04	(e)	4.00	(e)	1.46	(e)	3.58	(e)	96

9.99	3.93	53,541	0.83	(e)	4.45	(e)	1.51	(e)	3.77	(e)	350
9.99	3.60	15,077	1.58	(e)	3.86	(e)	2.26	(e)	3.18	(e)	350
9.99	3.13	11,798	1.58	(e)	3.78	(e)	2.26	(e)	3.10	(e)	350
9.99	4.21	31,155	0.47	(e)	4.62	(e)	1.15	(e)	3.94	(e)	350
9.99	3.83	10	0.97	(e)	4.42	(e)	1.65	(e)	3.74	(e)	350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$12.91	$0.45	$(0.60)	$(0.15)	$(0.46)	$—	$(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

FOR THE FISCAL PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

2005 - A	13.65	0.32	0.28	0.60	(1.00)	—	(1.00)
2005 - B	13.61	0.22	0.27	0.49	(0.90)	—	(0.90)
2005 - C	13.58	0.22	0.28	0.50	(0.90)	—	(0.90)
2005 - Institutional	13.64	0.37	0.28	0.65	(1.06)	—	(1.06)
2005 - Service	13.63	0.30	0.28	0.58	(0.99)	—	(0.99)

2004 - A	14.39	0.36	0.19	0.55	(1.29)	—	(1.29)
2004 - B	14.34	0.28	0.19	0.47	(1.20)	—	(1.20)
2004 - C	14.32	0.28	0.18	0.46	(1.20)	—	(1.20)
2004 - Institutional	14.37	0.43	0.20	0.63	(1.36)	—	(1.36)
2004 - Service	14.36	0.37	0.19	0.56	(1.29)	—	(1.29)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.30	(1.10)%	$202,926	1.02%		3.61%		1.11%		3.52%		168%
12.25	(1.93)	6,572	1.77		2.85		1.86		2.76		168
12.23	(1.85)	4,863	1.77		2.85		1.86		2.76		168
12.28	(0.76)	664,853	0.68		3.94		0.77		3.85		168
12.27	(1.26)	214	1.18		3.44		1.27		3.35		168

12.91	1.33	311,900	1.01	(c)	3.17	(c)	1.07	(c)	3.11	(c)	141
12.87	1.10	10,479	1.76	(c)	2.42	(c)	1.82	(c)	2.36	(c)	141
12.84	1.02	6,110	1.76	(c)	2.44	(c)	1.82	(c)	2.38	(c)	141
12.89	1.48	1,077,177	0.67	(c)	3.54	(c)	0.73	(c)	3.48	(c)	141
12.88	1.27	380	1.17	(c)	3.03	(c)	1.23	(c)	2.97	(c)	141

12.93	4.46	324,537	1.04		2.92		1.10		2.86		116
12.88	3.59	11,127	1.79		2.13		1.85		2.07		116
12.86	3.69	5,282	1.79		2.13		1.85		2.07		116
12.91	4.76	1,089,450	0.68		3.30		0.74		3.24		116
12.90	4.31	376	1.18		2.75		1.24		2.69		116

12.74	2.07	252,962	1.05		2.63		1.17		2.51		97
12.70	1.36	17,716	1.80		1.89		1.93		1.76		97
12.67	1.28	6,908	1.80		1.89		1.93		1.76		97
12.73	2.53	590,541	0.68		3.00		0.80		2.88		97
12.71	1.93	435	1.18		2.51		1.31		2.38		97

13.25	4.56	173,712	1.08		2.36		1.32		2.12		137
13.20	3.72	24,819	1.83		1.61		2.07		1.37		137
13.18	3.80	8,370	1.83		1.61		2.07		1.37		137
13.23	4.90	214,410	0.69		2.70		0.91		2.48		137
13.22	4.38	463	1.19		2.26		1.43		2.02		137

13.65	4.01	168,340	1.25		2.60		1.67		2.18		109
13.61	3.47	31,252	1.84		2.00		2.26		1.58		109
13.58	3.40	8,463	1.84		2.01		2.26		1.59		109
13.64	4.66	117,471	0.69		3.12		1.11		2.70		109
13.63	4.13	470	1.19		2.65		1.61		2.23		109

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Multi Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund and Goldman Sachs Global Income Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Core Plus Fixed Income Fund, the financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2009

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income				Core Plus Fixed Income				Global Income
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	10/01/08	3/31/09		3/31/09*	10/01/08	3/31/09		3/31/09*	10/01/08	3/31/09		3/31/09*
Class A
Actual	$1,000.00	$961.40		$4.08	$1,000.00	$1,012.70		$4.16	$1,000.00	$1,031.30		$5.21
Hypothetical 5% return	1,000.00	1,020.77	+	4.20	1,000.00	1,020.80	+	4.17	1,000.00	1,019.80	+	5.18

Class B
Actual	1,000.00	958.10		7.73	1,000.00	1,009.00		7.91	1,000.00	1,026.70		8.98
Hypothetical 5% return	1,000.00	1,017.03	+	7.97	1,000.00	1,017.06	+	7.94	1,000.00	1,016.07	+	8.94

Class C
Actual	1,000.00	958.10		7.73	1,000.00	1,009.00		7.91	1,000.00	1,026.80		8.98
Hypothetical 5% return	1,000.00	1,017.03	+	7.97	1,000.00	1,017.06	+	7.94	1,000.00	1,016.07	+	8.94

Institutional
Actual	1,000.00	962.20		2.42	1,000.00	1,015.60		2.45	1,000.00	1,032.20		3.48
Hypothetical 5% return	1,000.00	1,022.47	+	2.49	1,000.00	1,022.50	+	2.46	1,000.00	1,021.50	+	3.47

Service
Actual	1,000.00	960.90		4.87	1,000.00	1,013.00		4.93	1,000.00	1,029.60		6.01
Hypothetical 5% return	1,000.00	1,019.97	+	5.01	1,000.00	1,020.03	+	4.95	1,000.00	1,019.01	+	5.98

Class IR
Actual	1,000.00	962.60		3.08	1,000.00	1,014.00		2.86	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.79	+	3.18	1,000.00	1,022.09	+	2.87	N/A	N/A		N/A

Class R
Actual	1,000.00	960.50		5.07	1,000.00	1,011.60		5.34	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.76	+	5.22	1,000.00	1,019.62	+	5.36	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	0.80%	1.55%	1.55%	0.46%	0.96%	0.55%	1.05%
Core Plus Fixed Income	0.75	1.50	1.50	0.41	0.91	0.50	1.00
Global Income	1.02	1.77	1.77	0.68	1.18	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004, Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2009, the Trust consisted of 82 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund and the Goldman Sachs Credit Strategies Fund do not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Multi Sector Fixed Income
Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Core Fixed Income Fund designates $1,782,412 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2009.

Pursuant to Section 871(k) of the Internal Revenue Code, the Core Fixed Income Fund designates $6,900,287 as short-term capital gain dividends paid during the fiscal year ended March 31, 2009.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $713 billion in assets under management as of March 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, England EC1 A7HD

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail - 1-800-526-7384) (institutional - 1-800-621-2550). Please consider a Funds’ objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 22296.MF.TMPL MSFIAR / 42.5K / 4-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,735,367	$88,500	Financial Statement audits. For 2009, $689,739 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$257,222	$0	Other attest services

Tax Fees:

• PwC	$655,950	$0	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $71,161 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$0	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended March 31, 2009 and March 31, 2008 were approximately $913,172 and $0 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 29, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 29, 2009